      As filed with the Securities and Exchange Commission on April 1, 1997

                                                                File No. 2-67052
                                                               File No. 811-3023
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No.  41
                                                     ---

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No.  43
                                              ---

                    ----------------------------------------

                                   FORUM FUNDS
                          (Formerly Forum Funds, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

                   Two Portland Square, Portland, Maine  04101
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code: 207-879-1900

                    ----------------------------------------

                            David I. Goldstein, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine  04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Anthony C.J. Nuland, Esq.
                                 Seward & Kissel
                               1200 G Street, N.W.
                             Washington, D.C.  20005

                    ----------------------------------------

It is proposed that this filing will become effective:
     X    immediately upon filing pursuant to Rule 485, paragraph (b)
    ---
          on [   ] pursuant to Rule 485, paragraph (b)
    ---
          60 days after filing pursuant to Rule 485, paragraph (a)(i)
    ---
          on August 1, 1996 pursuant to Rule 485, paragraph (a)(i)
    ---
          75 days after filing pursuant to Rule 485, paragraph (a)(ii)
    ---
          on [   ] pursuant to Rule 485, paragraph (a)(ii)
    ---

          this post-effective amendment designates a new effective date for a ---- previously filed post-effective amendment

Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 notice for its most recent fiscal year ended March 31, 1996, on May 29, 1996.

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))

                                     PART A


(Prospectuses offering Shares of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund)


FORM N-1A                                    LOCATION IN PROSPECTUS
 ITEM NO.                                          (CAPTION)
---------                                    ----------------------

Item 1.        Cover Page:                   Cover Page

Item 2.        Synopsis:                     Prospectus Summary

Item 3.        Condensed Financial
               Information:                  Financial Highlights; Other
                                             Information - Performance
                                             Information

Item 4.        General Description
               of Registrant:                Prospectus Summary; Investment
                                             Objective and Policies; Other
                                             Information

Item 5.        Management of the Fund:       Prospectus Summary; Management

Item 6.        Capital Stock and
               Other Securities              Investment Objective and Policies;
                                             Dividends and Tax Matters; Other
                                             Information - The Trust and its
                                             Shares

Item 7.        Purchase of Securities
               Being Offered:                Purchases and Redemptions of
                                             Shares; Other Information -
                                             Determination of Net Asset Value;
                                             Management

Item 8.        Redemption or Repurchase
               of Shares:                    Purchases and Redemptions of Shares

Item 9.        Pending Legal Proceedings     Not Applicable

                                     PART B

(SAI offering Shares of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund)


                                               LOCATION IN STATEMENT
FORM N-1A                                    OF ADDITIONAL INFORMATION
 ITEM NO.                                            (CAPTION)
---------                                    -------------------------

Item 10.       Cover Page:                   Cover Page

Item 11.       Table of Contents:            Cover Page

Item 12.       General Information
               and History:                  Management; Other Information

Item 13.       Investment Objectives and
               Policies:                     Investment Policies; Investment
                                             Limitations

Item 14.       Management of the
               Registrant:                   Management

Item 15.       Control Persons and
               Principal Holders of
               Securities:                   Other Information

Item 16.       Investment Advisory
               and Other Services:           Management; Other Information -
                                             Custodian, Counsel, Auditors

Item 17.       Brokerage Allocation
               and Other Practices:          Portfolio Transactions

Item 18.       Capital Stock and
               Other Securities:             Determination of Net Asset Value

Item 19.       Purchase, Redemption and
               Pricing of Securities Being
               Offered:                      Determination of Net Asset Value;
                                             Additional Purchase and Redemption
                                             Information

Item 20.       Tax Status:                   Taxation

Item 21.       Underwriters:                 Management

Item 22.       Calculation of
               Performance Data:             Performance Data

Item 23.       Financial Statements:         Financial Statements

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(c))


                                     PART B
                                (All other SAIs)


                          Not Applicable in this Filing

FORUM FUNDS

DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:

          Forum Financial Corp.
          P.O. Box 446
          Portland, Maine 04112
          (207) 879-0001
          (800) 94 Forum

                                   PROSPECTUS
                                 August 1, 1996

                            as amended April 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund (each a "Fund"), which are diversified portfolios of Forum Funds (the "Trust"), an open-end, management investment company. Each Fund's investment objective is to seek to provide its shareholders with high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

DAILY ASSETS TREASURY FUND invests primarily in obligations issued or guaranteed by the United States Treasury or by certain agencies and instrumentalities of the United States Government with a view toward providing income that is generally considered exempt from state and local income taxes.

DAILY ASSETS GOVERNMENT FUND invests primarily in obligations of the U.S. Government, its agencies and instrumentalities, and in repurchase agreements backed by these obligations.

DAILY ASSETS CASH FUND invests in a broad spectrum of high-quality money market instruments.

EACH FUND CURRENTLY SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SEPARATE PORTFOLIO OF A REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "PROSPECTUS SUMMARY" AND "OTHER INFORMATION - FUND STRUCTURE."

Shares of the Funds are offered to investors at a price equal to the next determined net asset value without any sales charge.

This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated August 1, 1996, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust at the address listed above.

    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

 THE FUNDS. Each Fund seeks to achieve its investment objective by investing all of its investable assets in a separate series of Core Trust (Delaware) ("Core Trust"), itself a registered open-end management investment company. Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund invest in each of Treasury Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its corresponding Portfolio. See "Other Information - Fund Structure."

 MANAGEMENT. Forum Financial Services, Inc. ("Forum") supervises the overall management of the Funds and is the distributor of the Funds' shares. Forum Advisors, Inc. ("Forum Advisors") is the investment adviser of Treasury Portfolio and provides professional management of that Portfolio's investments. Linden Asset Management, Inc. ("Linden") is the investment adviser of Government Cash Portfolio and Cash Portfolio and provides professional management of those Portfolios' investments. Forum Advisors and Linden provide certain subadvisory assistance for the Portfolio's they do not directly advise. The Trust's transfer agent, dividend disbursing agent and shareholder servicing agent (the "Transfer Agent") is Forum Financial Corp. See "Management."

 SHAREHOLDER SERVICING. The Trust has adopted a Shareholder Service Plan relating to Shares of each Fund under which Forum is compensated for various shareholder servicing activities. See "Management - Shareholder Servicing."

 PURCHASES AND REDEMPTIONS. Shares of the Funds may be purchased and redeemed Monday through Friday except on customary national business holidays, Good Friday and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). Shares of the Funds are offered without a sales charge and may be redeemed without charge at the next determined net asset value. The minimum initial investment is $10,000 ($2,000 for IRAs, $2,500 for exchanges) and the minimum subsequent investment is $500. Shareholders may elect to have redemptions of over $5,000 transferred by bank wire to a designated bank account. See "Purchases and Redemptions of Shares."

 EXCHANGE PROGRAM. Shareholders of a Fund may exchange their shares without charge for shares of the other Funds and for the shares of certain other funds of the Trust not offered by this Prospectus. See "Purchases and Redemptions of Shares - Exchanges."

 DIVIDENDS. Dividends of net investment income are declared daily and paid monthly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

 RISK FACTORS. There can be no assurance that each Fund will achieve its investment objective, nor can there be any assurance that each Fund will maintain a stable net asset value of $1.00 per share. Although the Funds invest in money market instruments, an investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as investments in variable and floating rate securities, zero-coupon securities and forward commitment securities. The use of leverage by a Fund through borrowings and other investment techniques involves additional risks. For more details about each Fund and its investments and risks, see "Investment Objective and Policies." By investing solely in Daily Assets Government Portfolio and Daily Assets Cash Portfolio, Daily Assets Government Fund and Daily Assets Cash Fund, respectively, may achieve certain efficiencies and economies of scale. Nonetheless, these investments could also have potential adverse effects on the applicable Fund. Investors in the Funds should consider these risks, as described under "Other Information - Core Trust Structure."

EXPENSES OF INVESTING IN THE FUNDS

     The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly. The table reflects the combined expenses of each Fund and its corresponding Portfolio. There are no transaction expenses associated with purchases, redemptions or exchanges of Fund shares.

ANNUAL FUND OPERATING EXPENSES (1)(2)

(as a percentage of average net assets, after applicable expense reimbursements)


                                                 Daily Assets        Daily Assets        Daily Assets
                                                 ------------        ------------        ------------
                                                Treasury Fund     Government Fund           Cash Fund
                                                -------------     ---------------        ------------
 Management Fees (after waivers)(3). . . . .            0.20%               0.09%               0.08%
 Rule 12b-1 Fees . . . . . . . . . . . . . .            None                None                None
 Other Expenses (after reimbursements) . . .            0.30%               0.46%               0.47%
 Total Fund Operating Expenses . . . . . . .            0.50%               0.55%               0.55%



     (1) For a further description of the various expenses incurred in the operation of the Funds and the Portfolios, see "Management." Expenses for Daily Assets Treasury Fund are based on actual expenses incurred during the Fund's most recent fiscal year ended March 31, 1996. Expenses for Daily Assets Cash Fund are based on actual annualized expenses incurred during the Fund's first five months of operation from October 1, 1996 through February 28, 1997. Expenses for Daily Assets Government Fund are estimated annualized expenses for the Fund's first fiscal year of operations. Absent expense reimbursement (estimated reimbursements in the case of Daily Assets Government Fund), "Management Fees" for each of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund would be 0.59%, 0.78% and 0.19%, respectively, and "Total Fund Operating Expenses" would be 1.06%, 1.02% and 1.21%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


     (2) Each Fund's expenses include the Fund's pro rata portion of all operating expenses of the corresponding Portfolio, which will be borne indirectly by Fund shareholders. The Trust's board of trustees believes that the aggregate per share expenses of each Fund and its respective Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in money market securities.

     (3) Management Fees include all administration fees and investment advisory fees incurred by the Funds and the Portfolios; as long as its assets are invested in a Portfolio, a Fund pays no investment advisory fees directly.

EXAMPLE

     Following is a hypothetical example that indicates the dollar amount of expenses that an investor in a Fund would pay assuming (i) the investment of all of the Fund's assets in the Portfolio, (ii) a $1,000 investment in the Fund,
(iii) a 5% annual return, (iv) the reinvestment of all dividends and distributions and (v) redemption at the end of each period:


                                                   1 Year        3 Years        5 Years       10 Years
                                                   ------        -------        -------       --------
 Daily Assets Treasury Fund. . . . . . . . .         $5            $16            $28            $63
 Daily Assets Government Fund. . . . . . . .         $6            $18            N/A            N/A
 Daily Assets Cash Fund. . . . . . . . . . .         $6            $18            $31            $69

     The example is based on the expenses listed in the Annual Fund Operating Expenses table, which assumes the continued waiver and reimbursement of certain fees and expenses. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS

     The following information represents selected data for a single share outstanding of Daily Assets Treasury Fund. This information was audited by Deloitte & Touche LLP, independent auditors. The financial statements and independent auditors' report thereon for the fiscal year ended March 31, 1996 are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Fund's annual report to shareholders which may be obtained from the Trust without charge. As of July 31, 1996, Daily Assets Government Fund and Daily Assets Cash Fund had not commenced operations.


                                                                   DAILY ASSETS TREASURY FUND
                                                                      Year Ended March 31,
                                                                      --------------------

                                                        1996           1995           1994         1993(1)
                                                        ----           ----           ----         ------
 Beginning Net Asset Value per Share                 $  1.00        $  1.00        $  1.00        $  1.00
                                                     -------        -------        -------        -------
 Net Investment Income                                  0.05           0.04           0.03           0.02
 Dividends from Net Investment Income                  (0.05)         (0.04)         (0.03)         (0.02)
                                                     -------        -------        -------        -------
 Ending Net Asset Value per Share                    $  1.00        $  1.00        $  1.00        $  1.00
                                                     -------        -------        -------        -------
 Ratios to Average Net Assets:
   Expenses (2)                                         0.50%(4)       0.37%          0.33%          0.22%(3)
   Net Investment Income                                5.01%          4.45%          2.82%          2.92%(3)
   Gross Expenses (2)                                   1.06%(4)       1.10%          1.17%          2.43%(3)
 Total Return                                           5.18%          4.45%          2.83%          3.13%(3)
 Net Assets at the End of Period (000's Omitted)     $43,103        $36,329        $26,505        $ 4,687



(1)  The Fund commenced operations on July 1, 1992.

(2) During the periods, various fees and expenses were waived and reimbursed, respectively. Had such waiver and reimbursements not occurred, the ratio of expenses to average net assets would have been:


                                                        1.06%(4)       1.10%          1.17%          2.43%(3)


(3)  Annualized.

(4) Includes expenses allocated from Treasury Portfolio of Core Trust (Delaware) of 0.02%, net of waivers of 0.07%.

The following information represents selected data for a single share outstanding of Daily Assets Cash Fund. This information is not audited. The financial statements for the period October 1, 1996 through February 28, 1997 are set forth in Appendix B to the SAI and may be obtained from the Trust without charge.



                                                  DAILY ASSETS CASH FUND
                                                   For the period ending
                                                   February 28, 1997 (e)

Beginning Net Asset Value per Share (a)                     $1.00
Net Investment Income                                        0.02
Dividends from Net Investment Income                        (0.02)
Ending Net Asset Value per Share                            $1.00
Ratios to Average Net Assets:
  Expenses                                               0.55% (b)(c)
  Net Investment Income                                  4.91% (b)(c)
  Gross Expenses                                         1.21% (b)(c)
Total Return (d)                                         5.11% (b)
Net Assets at the End of Period (000's Omitted)            $7,572

(a)  Date of commencement of  operations: October 1, 1996.

(b)  Annualized.

(c) Includes Daily Assets Cash Fund's proportionate share of income and expenses of Cash Portfolio.

(d)  Total Return calculation does not include sales charges.

(e)  Unaudited


3.   INVESTMENT OBJECTIVE AND POLICIES

     Each Fund has a fundamental investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are substantially identical. Therefore, although the following discusses the investment policies of the Portfolios (and the responsibilities of Core Trust's board of trustees (the "Core Trust Board")), it applies equally to the Funds (and the Trust's board of trustees (the "Board")).

INVESTMENT OBJECTIVE

     The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective. There can be no assurance that any Fund or Portfolio will achieve its investment objective or maintain a stable net asset value.

INVESTMENT POLICIES

     Each Portfolio invests only in high quality, short-term money market instruments that are determined by its investment adviser, pursuant to procedures adopted by the Core Trust Board, to be eligible for purchase and to present minimal credit risks. High quality instruments include those that
(i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by the Adviser to be of comparable quality. A description of the rating categories of certain NRSROs, such as Standard & Poor's and Moody's Investors Service, Inc., is contained in the SAI.

     Each Portfolio invests only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less. Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. As used herein, "U.S. Government Securities" means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

     A portfolio's yield will tend to fluctuate inversely with prevailing market interest rates. For instance, in periods of falling market interest rates, yields will tend to be somewhat higher than those rates. Although each Portfolio only invests in high quality money market instruments, an investment in a Portfolio is subject to risk even if all securities in the Portfolio's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value when there is a change in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TREASURY PORTFOLIO

     Treasury Portfolio seeks to attain its investment objective by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Treasury ("U.S. Treasury Securities"). Under normal market conditions, the Portfolio will invest at least 65% of its total assets in U.S. Treasury Securities, such as Treasury bills and notes. The Portfolio may also invest up to 35% of its total assets in other U.S. Government Securities. The Portfolio invests with a view toward providing income that is generally considered exempt from state and local income taxes. The Portfolio will purchase a U.S. Government Security that is not backed by the full faith and credit of the U.S. Government only if that security has a remaining maturity of thirteen months or less.

     Among the U.S. Government Securities in which the Portfolio may invest are obligations of the Farm Credit System, Farm Credit System Financial Assistance Corporation, Federal Financing Bank, Federal Home Loan Banks, General Services Administration, Student Loan Marketing Association, and Tennessee Valley Authority. See "Investment Policies - Government Cash Portfolio." Income on these obligations and the obligations of certain other agencies and instrumentalities is generally not subject to state and local income taxes by Federal law. In addition, the income received by Fund shareholders that is attributable to these investments will also be exempt in most states from state and local income taxes. Shareholders should determine through consultation with their own tax advisers whether and to what extent dividends payable by the Fund from interest received with respect to its investments will be considered to be exempt from state and local income taxes in the shareholder's state. Shareholders similarly should determine whether the capital gain and other income, if any, payable by the Fund will be subject to state and local income taxes in the shareholder's state. See "Dividend and Tax Matters."

 U.S. GOVERNMENT ZERO COUPON SECURITIES. The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolio may invest. See "Dividends and Tax Matters - Taxes."

GOVERNMENT CASH PORTFOLIO

     Government Cash Portfolio seeks to attain its investment objective by investing, under normal circumstances, at least 65% of its assets in U.S. Government Securities and in repurchase agreements backed by U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include securities issued by the U.S. Treasury and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration. In addition, the U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

CASH PORTFOLIO

     Cash Portfolio seeks to attain its investment objective by investing in a broad spectrum of money market instruments. The Portfolio may invest in
(i) obligations of domestic financial institutions, (ii) U.S. Government Securities (see "Investment Policies - Government Cash Portfolio") and
(iii) corporate debt obligations of domestic issuers.

     Financial institution obligations include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of banks (including savings banks and savings associations) and their foreign branches. The Portfolio limits its investments in bank obligations to banks which at the time of investment have total assets in excess of one billion dollars. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are debt obligations of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non- negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield.

     Corporate debt obligations include commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations. The Portfolio may also invest in commercial paper or other corporate securities issued in "private placements" that are restricted as to disposition under the Federal securities laws ("restricted securities"). Any sale of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption therefrom. Some of these restricted securities, however, are eligible for resale to institutional investors, and accordingly, a liquid market may exist for them. Pursuant to guidelines adopted by the Core Trust Board, the investment adviser will determine whether each such investment is liquid.

ADDITIONAL INVESTMENT POLICIES

     Each Fund's and each Portfolio's investment objective and certain investment limitations, as described in the SAI, are fundamental and therefore, may not be changed without approval of the holders of a majority of the Fund's or Portfolio's, as applicable, outstanding voting securities (as defined in the 1940 Act). Except as otherwise indicated herein or in the SAI, investment policies of a Fund or a Portfolio may be changed by the applicable board of trustees without shareholder approval. Each Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but, as a individual policy, not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets. Each Portfolio is permitted to hold cash in any amount pending investment in securities and may invest in other investment companies that intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. A further description of the Funds' and the Portfolios' investment policies is contained in the SAI.

 REPURCHASE AGREEMENTS. Each of Government Cash Portfolio and Cash Portfolio may seek additional income by entering into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. Core Trust holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements involve certain credit risks not associated with direct investment in securities. The Portfolios, however, intend to enter into repurchase agreements only with sellers which Linden believes present minimal credit risks in accordance with guidelines established by the Core Trust Board. In the event that a seller defaulted on its repurchase obligation, however, a Portfolio might suffer a loss.

 LIQUIDITY. To ensure adequate liquidity, each Portfolio may not invest more than 10% of its net assets in illiquid securities, including in the case of Government Cash Portfolio and Cash Portfolio, repurchase agreements not entitling the Portfolio to payment of principal within seven days. There may not be an active secondary market for securities held by a Portfolio. Linden monitors the liquidity of the Portfolios' investments.

 WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. In order to assure itself of being able to obtain securities at prices which Linden believes might not be available at a future time, each Portfolio may purchase securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price or yield is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Securities so purchased are subject to market price fluctuation and no interest on the securities accrues to a Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Commitments for when-issued or delayed delivery transactions will be entered into only when a Portfolio has the intention of actually acquiring the securities, but the Portfolio may sell the securities before the settlement date if deemed advisable. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or missed opportunity to make an alternative investment. The Trust's custodian will set aside and maintain in a segregated account cash and certain liquid, high-grade debt securities with a market value at all times equal to the amount of the Fund's forward commitment obligations. As a result of entering into forward commitments, the Funds are exposed to greater potential fluctuations in the value of their assets and net asset values per share.

 VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Portfolios invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Those securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

     No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on more than one interest rate or index, or on an interest rate or index that materially lags behind short-term market rates (these prohibited securities are often referred to as "derivative" securities). All variable and floating rate securities purchased by a Portfolio will have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

 FINANCIAL INSTITUTION GUIDELINES. Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators. In addition the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. See "Investments By Financial Institutions" in the SAI. In addition, the Portfolio limits its investments to those permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act and the applicable rules and regulations of the National Credit Union Administration. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage and to investments that permit Fund shares to qualify as liquid assets and as short-term liquid assets.

4. MANAGEMENT

     The business of the Trust is managed under the direction of the Board and the business of Core Trust is managed under the direction the Core Trust Board. The board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Core Trust Board performs similar functions for the Portfolios and Core Trust. The SAI contains general background information about the trustees and officers of the Trust and Core Trust.

MANAGER AND DISTRIBUTOR

     Subject to the supervision of the Board, Forum supervises the overall management of the Trust and acts as distributor of the Trust's shares. Forum, Forum Advisors and the Transfer Agent are members of the Forum Financial Group of companies ("Forum") and together provide a full range of services to the investment company and financial services industry. As of the date hereof, Forum acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $16 billion. Forum is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum, Forum Advisors and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.

     Forum supervises all aspects of the Funds' operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and certain persons to serve as officers and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to operate the Trust effectively. Those officers, as well as certain employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum and its affiliates. For these services and facilities, Forum receives a fee at an annual rate of 0.10% of the daily net assets of Daily Assets Treasury Fund and a fee at an annual rate of 0.15% of the daily net assets of each of the Daily Assets Government Fund and Daily Assets Cash Fund. Forum also serves as administrator of Core Trust and provides administrative services for each Portfolio that are similar to those provided to the Funds. For its administrative services to the Portfolios Forum receives a fee at an annual rate of 0.10% of the daily net assets of Treasury Portfolio and 0.05% of the daily net assets of each of Government Cash Portfolio and Cash Portfolio. As distributor of each Fund, Forum acts as the agent of the Trust in connection with the offering of shares of the Funds. Forum receives no fee for distribution of Fund shares.

ADVISERS

     Subject to the general supervision of the Core Trust Board, Forum Advisors makes investment decisions for Treasury Portfolio and monitors that Portfolio's investments and Linden makes investment decisions for Government Cash Portfolio and Cash Portfolio and monitors those Portfolios' investments. Forum Advisors, which is located at Two Portland Square, Portland, Maine 04101, provides investment advisory services to five other mutual funds. Linden, which is located at 812 N. Linden Drive, Beverly Hills, California 90210, is controlled by Anthony R. Fischer, Jr., who is its sole stockholder, director, and officer, and provides investment advisory services to one other portfolio of Core Trust. Forum Advisors and Linden act also as investment sub-advisers to the Portfolios that they do not manage on a daily basis and from time to time may provide each other with assistance regarding the other's advisory responsibilities. These services may include management of part of or all of the Portfolios' investment portfolios.

     For its services, Forum Advisors receives an advisory fee at an annual rate of 0.05% of Treasury Portfolio's average daily net assets. For its services, Linden receives from each of Government Cash Portfolio and Cash Portfolio an advisory fee based upon the total average daily net assets of those Portfolios and the other portfolio of Core Trust that Linden advises ("Total Portfolio Assets"). Linden's fee is calculated at an annual rate on a cumulative basis as follows: 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets. A Fund's expenses include the Fund's pro rata portion of the advisory fee paid by the corresponding Portfolio. To the extent Forum Advisors or Linden has delegated its responsibilities to the other, Forum Advisors or Linden pays its advisory fee accrued for such period of time to the other. Currently, it is anticipated that Linden will delegate responsibility for portfolio management infrequently to Forum Advisors.

SHAREHOLDER SERVICING

     Shareholder inquiries and communications concerning the Funds may be directed to the Transfer Agent at the address and telephone numbers on the first page of this Prospectus. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. For its services, the Transfer Agent is paid a transfer agent fee at an annual rate of 0.25% of the average daily net assets of each Fund attributable to Institutional Shares plus $12,000 per year and certain account and additional class charges and is reimbursed for certain expenses incurred on behalf of the Funds.

     The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Trust. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. Forum Financial Corp. performs portfolio accounting services for the Fund, including determination of the Fund's net asset value per share, pursuant to a separate agreement with the Trust and is paid a fee for these services.

EXPENSES OF THE TRUST

     The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to any obligations of Forum or Forum Advisors to reimburse the Trust for excess expenses, the Trust pays for all of its expenses. Each service provider in its sole discretion may elect to waive (or continue to waive) all or any portion of its fees, which are accrued daily and paid monthly, and may reimburse a Fund for certain expenses. Any such waivers or reimbursements would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

5.   PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

     All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege, upon appropriate notice to shareholders, and may charge a fee for certain shareholder services, although no such fees are currently contemplated.

 PURCHASES. Fund shares are sold at a price equal to their net asset value next-determined after acceptance of an order, on all weekdays except customary national business holidays and Good Friday ("Fund Business Day"). Fund shares are issued immediately after an order for the shares in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is accepted by the Transfer Agent. Daily Assets Treasury Fund's net asset value is calculated at 12:00 p.m., Eastern time, and Daily Assets Government Fund's and Daily Assets Cash Fund's net asset value is calculated at 2:00 p.m., Eastern time. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted.

     Each Fund reserves the right to reject any subscription for the purchase of Fund shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

 REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared on or after the day on which the redemption becomes effective.

     Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the Shares to the Fund except when the

New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

     The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures, it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000.

PURCHASE AND REDEMPTION PROCEDURES

     Investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

     There is a $10,000 minimum for initial investments in the Fund ($2,000 for individual retirement accounts, $2,500 for exchanges).

 BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the address on the cover page of this Prospectus. Checks are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer.

 BY BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

     First National Bank of Boston
     Boston, Massachusetts
     ABA# 011000390
     For Credit To: Forum Financial Corp.
     Account #: 541-54171
               Re: [Name of Fund]
               Account #:
                          --------------
               Account Name:
                             -----------

     The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal Funds.

 THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain brokers, banks or other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any institution to promptly forward these requests.

     Investors who purchase or redeem shares in this manner will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. Certain Processing Organizations may enter purchase orders with payment to follow. Certain states permit shares to be purchased and redeemed only through registered broker-dealers, including Forum.

     The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

SUBSEQUENT PURCHASES OF SHARES

     There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check, by sending a bank wire or through a financial institution as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

     Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

     Shareholders that wish to redeem shares by telephone or by check or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone or check.

 BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

 BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

 BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

 AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

 OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

     The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGES

     Shareholders may exchange their shares for shares of any other fund of the Trust or any other mutual fund managed by Forum that participates with the Funds in the exchange program (currently, Sound Shore Fund, Inc.). Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, and the fund into which a shareholder is exchanging, including minimum investment requirements. The minimum amount required to open an account in a Fund through an exchange from another fund is $2,500. The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make, but each Fund reserves the right to limit excessive exchanges by any shareholder. See "Additional Purchase and Redemption Information" in the SAI.

     Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the new account. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

     The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Accordingly, a shareholder may realize a capital gain or loss with respect to the shares redeemed. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

     If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

 BY MAIL. Exchanges may be accomplished by written instruction to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guaranteed is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

 BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS

     Each of Daily Assets Government Fund and Daily Assets Cash Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for IRAs is $2,000, and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual filing jointly either the individual or the individual's spouse, is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

6. DIVIDENDS AND TAX MATTERS


DIVIDENDS

     Dividends of each Fund's net investment income are declared daily and paid monthly following the close of the last Fund Business Day of the month. Net capital gain realized by a Fund, if any, will be distributed annually. Fund shares become entitled to receive dividends on the day the shares are issued. Shares redeemed are not entitled to receive dividends declared on or after the day on which the redemption becomes effective.

     Shareholders may choose to have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

     All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

 TAX STATUS OF THE FUNDS. Each Fund intends to qualify or continue to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986. Accordingly, each Fund will not be liable for Federal income taxes on the net investment income and capital gain distributed to its shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should also avoid Federal excise taxes.

     Dividends paid by each Fund out of its net investment income (including realized net short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gain, if any, realized by a Fund are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares were held by the shareholder at the time of distribution.

 THE PORTFOLIOS. The Portfolios are not required to pay Federal income taxes on their net investment income and capital gain, as they are treated as partnerships for Federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to have been "passed through" to the respective Fund in proportion to the Fund's holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

 STATE AND LOCAL. Daily Assets Treasury Fund's investment policies are structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from income taxation at the state and local level. Many states (by statute, judicial decision or administrative action) do not tax dividends from a regulated investment company that are attributable to interest on obligations of the U.S. Treasury and certain U.S. Government agencies and instrumentalities if the interest on those obligations would not be taxable to a shareholder that held the obligation directly. As a result, substantially all dividends paid by this Fund to shareholders residing in certain states will be exempt or excluded from state income taxes. A portion of the dividends paid by Daily Assets Government Fund and Daily Assets Cash Fund to shareholders may be exempt or excluded from state income taxes, but these Funds are not managed to provide any specific amount of state tax-free income to shareholders.

     Shortly after the close of each year, a statement is sent to each shareholder of the Funds advising the shareholder of the portions of total dividends paid into the shareholder's account that is derived from each type of obligation in which the Funds have invested. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

 GENERAL. Each Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to a Fund is correct and that the shareholder is not subject to backup withholding.

     Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because Daily Assets Treasury Fund distributes all of its net investment income, the Fund may have to sell portfolio securities to distribute imputed income, which may occur at a time when Forum Advisors would not have chosen to sell such securities and which may result in a taxable gain or loss.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

     The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7. OTHER INFORMATION

PERFORMANCE INFORMATION

     The performance of Institutional Shares of a Fund may be quoted in advertising in terms of yield or total return. All performance information is based on historical results, may vary, is not intended to indicate future performance and, unless otherwise indicated, is net of all expenses. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of a Fund for a seven day period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the beginning of the seven day period. Performance information may in part be based upon the performance of the Portfolio in which a Fund invests.

     The Funds' advertisements may also reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature, or reports to shareholders may contain performance rankings. This material is not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

     Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought.

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of Daily Assets Treasury Fund as of 12:00 p.m., eastern time, and of Daily Assets Government Fund and Daily Assets Cash Fund as of 2:00 p.m., eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made.

     In order to more easily maintain a stable net asset value per share, each Portfolio's portfolio securities are valued at their amortized cost (acquisition cost adjusted for amortization of premium or accretion of discount) in accordance with Rule 2a-7. The Portfolios will only value their portfolio securities using this method if the Board and the Core Trust Board believes that it fairly reflects the market-based net asset value per share. If the market value of a Fund's portfolio deviates more than 1/2 of 1% form the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material dilutive effect on shareholders.

THE TRUST AND ITS SHARES

     The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create classes of shares within each series. There are currently fifteen series of the Trust.

     Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

     From time to time certain shareholders may own a large percentage of shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of any shareholder vote.

FUND STRUCTURE

 CORE TRUST STRUCTURE. Each Fund invests all of its assets in its corresponding Portfolio of Core Trust, a business trust organized under the laws of the State of Delaware in September 1994 and registered under the 1940 Act as an open-end management investment company. Accordingly, a Portfolio directly acquires its own securities and its corresponding Fund acquires an indirect interest in those securities. The assets of each Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust. Upon liquidation of a Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

 THE PORTFOLIOS. The investment objective and fundamental investment policies of the Funds and the Portfolios can be changed only with shareholder approval. See "Prospectus Summary," "Investment Objective and Policies," and "Management" for a description of the Portfolio's investment objective, policies, restrictions, management, and expenses. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, Daily Assets Treasury Fund is the only investor that has invested all of its assets in Treasury Portfolio. There are other investors in Government Cash Portfolio and Cash Portfolio in addition to Daily Assets Government Fund and Daily Assets Cash Fund. See "Additional Information" below. All investors in a Portfolio invest on the same terms and conditions as the Funds and will pay a proportionate share of the Portfolio's expenses.

     The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to the relative value of its interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, a Fund will solicit proxies from shareholders of the Fund and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. There can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

 CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio, if any. If a large investor other than a Fund redeemed its interest in a Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. A Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board or not permissible by the Fund. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Forum Advisors or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets, could have a significant impact on shareholders of the Fund. Forum's experience in managing funds that utilize its "Core and Gateway" structure began in 1994.

 ADDITIONAL INFORMATION. Any other investment company that invests in a Portfolio may have a different expense ratio and different sales charges, including distribution fees, and each investment company's performance will be affected by its expenses and sales charges. Therefore, Fund shareholders may have different yields than shareholders in another investment company that invests exclusively in the Portfolio. For more information on any other investment companies that invest in a Portfolio, investors may contact Forum at 207-879-1900. If an investor invests in a Fund through a financial institution, the investor also may contact their financial institution to obtain information about any other investment company investing in a Portfolio.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FORUM FUNDS

DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND


Account Information and
Shareholder Servicing:                  Distributor:
     Forum Financial Corp.                   Forum Financial Services, Inc.
     P.O. Box 446                            Two Portland Square
     Portland, Maine  04112                  Portland, Maine  04101
     (207) 879-0001                          (207) 879-1900
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
August 1, 1996

as amended April 1, 1997


This Statement of Additional Information supplements the Prospectus offering Shares of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund, three portfolios of the Trust, and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.

TABLE OF CONTENTS
                                                                            Page
                                                                            ----

          1.   General
          2.   Investment Policies
          3.   Investment Limitations
          4.   Investment by Financial Institutions
          5.   Performance Data
          6.   Management
          7.   Determination of Net Asset Value
          8.   Portfolio Transactions
          9.   Additional Purchase and
               Redemption Information
          10.  Taxation
          11.  Other Information
          12.  Financial statements
               Appendix A - Description of Securities Ratings

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.  GENERAL

THE TRUST. The Trust is registered with the SEC as an open-end, management investment company and was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. There are currently fifteen series of the Trust as follows:

               Investors Stock Fund
               Investors Bond Fund
               TaxSavers Bond Fund
               Daily Assets Cash Fund
               Daily Assets Treasury Fund
               Daily Assets Government Fund
               Daily Assets Tax Saver Fund
               Payson Value Fund
               Payson Balanced Fund.
               Maine Municipal Bond Fund
               New Hampshire Bond Fund
               Sportsfund
               Austin Global Equity Fund
               Oak Hall Equity Fund
               Core Portfolio Plus

DEFINITIONS. As used in this Statement of Additional Information, the following terms shall have the meanings listed:

"Advisers" means Forum Advisors and Linden.

"FFC" means Forum Financial Corp.

"Forum" means Forum Financial Services, Inc.

"Forum Advisors" means Forum Advisors, Inc.

"Fund" means Daily Assets Treasury Fund, Daily Assets Government Fund or Daily Assets Cash Fund.

"Fund Business Day" shall have the meaning ascribed thereto in the Prospectuses of the Funds.

"Linden" means Linden Asset Management, Inc.

"NRSRO" means a nationally recognized statistical rating organization.

"Portfolio" means the Treasury Portfolio, Government Cash Portfolio or Cash Portfolio, portfolios of Core Trust.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"Trust" means Forum Funds, a Delaware business trust.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1940 Act" means the Investment Company Act of 1940, as amended.

2.  INVESTMENT POLICIES

Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio of Core Trust. Following is information pertaining to the investment policies of each Portfolio, which supplements the investment policy information contained in the Funds' Prospectus.

Each Fund has a fundamental investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although this and the following sections discuss the investment policies of the Portfolios (and the responsibilities of the Core Trust Board), it applies equally to the Funds (and the Board). Information with respect to Daily Assets Treasury Fund for periods prior to December 5, 1995 (for instance, investment advisory fees paid), the date that Fund invested in Treasury Portfolio, reflects information with respect to the Fund and the Fund's direct investment in securities.

Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Each Portfolio invests at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7 under the 1940
Act).

Government Cash Portfolio and Cash Portfolio currently are prohibited from purchasing any security issued by the Federal Home Loan Mortgage Corporation. This does not prohibit the Portfolios from entering into repurchase agreements collateralized with securities issued by the Federal Home Loan Mortgage Corporation.

Except for U.S. Government Securities (as defined in the Prospectus) and to the limited extent otherwise permitted by Rule 2a-7 under the 1940 Act, the Portfolios may not invest more than five percent of their total assets in (i) the securities of any one issuer or (ii) securities that are rated (or are issued by an issuer with comparable outstanding short-term debt that is rated) in the second highest rating category or are unrated and determined by the Advisers to be of comparable quality.

RATINGS AS INVESTMENT CRITERIA. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the higher quality ratings assigned to debt securities by several NRSROs is included in Appendix A to this SAI. The Portfolios use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. An Adviser, and in certain cases the Core Trust Board, will consider such an event in determining whether the Portfolio should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to developments and events, so that an issuer's current financial condition may be better or worse than the rating indicates.

SMALL BUSINESS ADMINISTRATION SECURITIES. Each Portfolio (other than Treasury Portfolio) may purchase securities issued by the Small Business Administration ("SBA"). SBA securities are variable rate securities that carry the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime rate. SBA securities generally have maturities at issue of up to 25 years. No Portfolio may purchase an SBA Security if, immediately after the purchase, (i) the Portfolio would have more than 15% of its net assets invested in SBA securities or (ii) either the unamortized premium or unaccreted discount on SBA Securities held by the Portfolio divided by the sum of the premium or discount securities' par amount, respectively, would exceed 2.5% (0.025).

MORTGAGE BACKED SECURITIES

The Portfolios (other than treasury Portfolio) may purchase adjustable rate mortgage backed or other asset backed securities (such as SBA securities) that are U.S. Government Securities or, in the case of Treasury Cash Portfolio, that are U.S. Treasury Securities. These securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate U.S. Government Securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

Adjustable rate mortgage backed securities ("MBSs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Government Cash Portfolio and Cash Portfolio will only invest in adjustable rate MBSs that are U.S. Government Securities. MBSs represent an interest in a pool of mortgages made by lenders such as commercial banks, savings associations, mortgage bankers and mortgage brokers and may be issued by governmental or government-related entities or by non-governmental entities such as commercial banks, savings associations, mortgage bankers and other secondary market issuers.

Interests in pools of MBSs differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, MBSs provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of MBSs are caused by prepayments resulting from the sale of the underlying property or the refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of MBSs, and occur more often during periods of declining interest rates.

Although the rate adjustment feature of MBSs may act as a buffer to reduce sharp changes in the value of MBSs, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on MBSs may lag behind changes in prevailing market interest rates. Also, some MBSs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

During periods of declining interest rates, income to the Portfolios derived from mortgages which are not prepaid will decrease as the coupon rate resets along with the decline in interest rates in contrast to the income on fixed-rate mortgages, which will remain constant. At times, some of the MBSs in which the Portfolios will invest will have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Portfolios to suffer a loss equal to the unamortized premium, if any.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Portfolios' investments may lag behind changes in market interest rates. This may result in a slightly lower value until the coupons reset to market rates. Many MBSs in the Portfolios' portfolios will have "caps" that limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate debt securities.

The Portfolios may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by MBSs or by pools of conventional mortgages. CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in pre-payments of the obligations comprising the collateral pool.

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid.

Governmental or private entities may create new types of MBSs in response to changes in the market or changes in government regulation of such securities. As new types of these securities are developed and offered to investors, the Adviser may, consistent with the investment objective and policies of a Portfolio, consider making investments in such new types of securities.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transactions as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Failure of an issuer to deliver the security may result in the Portfolio incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio agrees to purchase a security on a when-issued or delayed delivery basis, its custodian will set aside and maintain in a segregated account cash, U.S. Government Securities or other liquid, high-grade debt securities with a market value at all times at least equal to the amount of its commitment.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

The Core Trust Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Core Trust Board has delegated the function of making day-to-day determinations of liquidity to the Advisers and, with respect to certain types of restricted securities which may be deemed to be liquid, has adopted guidelines to be followed by the Advisers. The Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; (5) whether the security is registered; and (6) if the security is not traded in the United States, whether it can be freely traded in a liquid foreign securities market. The Advisers monitor the liquidity of the securities in each Portfolio's portfolio and report periodically to the Core Trust Board.

Certificates of deposit and fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated by the Portfolio as illiquid securities if there is no readily available market for the instrument.

LENDING OF PORTFOLIO SECURITIES AND SECURITIES LENDING. In order to obtain additional income, the Portfolios may from time to time lend securities from their portfolio to brokers, dealers and financial institutions. Securities loans must be callable at any time and must be continuously secured by collateral from the borrower in the form of cash or U.S. Government Securities. The Portfolios receive fees in respect of securities loans from the borrower or interest from investing the cash collateral. The Portfolios may pay fees to arrange the loans. As a fundamental policy, Treasury Portfolio, and as a nonfundamental policy, Government Cash Portfolio and Cash Portfolio, may not lend portfolio securities in an amount greater than 33 1/3% of the value of their total assets. The Portfolios intend to enter securities loans only with those companies that the Advisers, under the general supervision of the Core Trust Board, believes present minimal credit risks.

In connection with entering into repurchase agreements and securities loans, the Portfolios require continual maintenance by the Trust's custodian of the market value of the underlying collateral in amounts equal to, or in excess of, the repurchase price plus the transaction costs (including loss of interest) that the Portfolios could expect to incur upon liquidation of the collateral if the counterparty defaults. The Portfolios' use of securities lending entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by a Portfolio may result in a missed opportunity to make an alternative investment. The Advisers monitor the creditworthiness of counterparties to these transactions under the Core Trust Board's general supervision and pursuant to specific Core Trust Board adopted procedures and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

VARIABLE AND FLOATING RATE SECURITIES. The yield of variable and floating rate securities varies in relation to changes in specific money market rates, such as the Prime Rate. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. Accordingly, as interest rates increase or decrease, the capital appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Portfolios invest in long-term variable or floating rate securities, the Advisers believe that the Portfolios may be able to take advantage of the higher yield that is usually paid on long-term securities.

Cash Portfolio also may purchase variable and floating rate master notes of corporations, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations.
To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on two interest rates or indexes, on an interest rate or index that materially lags short-term market rates. All variable and floating rate securities purchased by a Portfolio have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

INVESTMENT COMPANY SECURITIES. In connection with managing their cash positions, the Portfolios may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Portfolio intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to a Portfolio's expenses (including the various fees), as a shareholder in another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses (including fees).

ZERO-COUPON SECURITIES. All zero-coupon securities in which the Portfolios invest will have a maturity of less than 13 months.

3.  INVESTMENT LIMITATIONS

Fundamental investment limitations of a Fund or of a Portfolio cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the respective Fund or Portfolio or (ii) 67% of the shares of the Fund or Portfolio present or represented at an interestholders meeting at which the holders of more than 50% of the outstanding interests of the Fund or Portfolio are present or represented.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

Each Fund has adopted the same fundamental and nonfundamental investment limitations as its corresponding Portfolio. In addition the Portfolios and the Funds have adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental), the Portfolio or Fund, as applicable, may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio, as applicable.

DAILY ASSETS TREASURY FUND/TREASURY PORTFOLIO. Treasury Portfolio has adopted the following fundamental investment limitations which are in addition to those contained in Daily Assets Treasury Fund's Prospectus and which may not be changed without shareholder approval. The Portfolio may not:

(1) With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer if more than 5% of the value of the Portfolio's total assets would at the time of purchase be invested in any one issuer.

(2) Purchase securities, other than U.S. Government Securities, if more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activity in the same industry, provided that consumer finance companies and industrial finance companies are considered to be separate industries and that there is no limit on the purchase of the securities of domestic commercial banks.

(3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(4) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

(6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests). Total borrowings may not exceed 33 1/3% of the Portfolio's total assets and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each the Portfolio's total assets. Outstanding borrowings in excess of 5% of the value of the Portfolio's total assets must be repaid before any subsequent investments are made by the Portfolio.

(7) Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Portfolio may borrow money subject to investment limitations specified in the Portfolio's Prospectus.

(8) Make loans, except that the Portfolio may (i) purchase debt securities which are otherwise permissible investments, (ii) enter into repurchase agreements and (iii) lend portfolio securities.

(a) Purchase securities having voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

(b) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(c) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest.

(d) Invest in or hold securities of any issuer if officers and Trustees of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(e) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

(9) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)


(10) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. Collateralized loans of securities are not deemed to be pledges or hypothecations for this purpose.

(11) Write put and call options.

(12) Invest for the purpose of exercising control over any person.

(13) Purchase restricted securities.

DAILY ASSETS GOVERNMENT FUND, DAILY ASSETS CASH FUND/GOVERNMENT CASH PORTFOLIO, CASH PORTFOLIO. Government Cash Portfolio and Cash Portfolio have adopted the following fundamental investment limitations which are in addition to those contained in the Daily Assets Government Fund's and Daily Assets Cash Fund's Prospectus and which may not be changed without shareholder approval. Each of these Portfolios may not:

(1) With respect to 75% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer.

(2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.

(3) Underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(4) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

(6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets.

(7) Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish.

(8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

(9) With respect to Government Cash Portfolio, purchase or hold any security that (i) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets and (ii) pursuant to 12 C.F.R.
     Section 566.1 would cause shares of the Portfolio not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

For purposes of limitation (2): (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

Government Cash Portfolio and Cash Portfolio have adopted the following nonfundamental investment limitations that may be changed by the Core Trust Board without shareholder approval. Each Portfolio may not:

(a) With respect to 100% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is permitted by Rule 2a-7 under the 1940 Act.

(b) Purchase securities for investment while any borrowing equaling 5% or more of the Portfolio's total assets is outstanding; and if at any time the Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets.

(c) Purchase securities that have voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

(d) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(e) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest), if as a result, more than 5% of the value of the Portfolio's total assets would be so invested.

(f) Invest in or hold securities of any issuer other than the Portfolio if, to the Portfolio's knowledge, those Trustees and officers of the Trust or the Portfolio's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(g) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Portfolio may invest in securities issued by companies engaged in such activities.

(h) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4.  INVESTMENTS BY FINANCIAL INSTITUTIONS

INVESTMENT BY SHAREHOLDERS THAT ARE BANKS - DAILY ASSETS GOVERNMENT FUND. Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Portfolio's portfolio will be modified accordingly, including by disposing of portfolio securities or other instruments that no longer qualify under the Guidelines. In addition, the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. If the Portfolio's portfolio includes any instruments that would be subject to a restriction as to amount held by a National bank, investment in the Portfolio may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Portfolio shares should qualify for a 20% risk weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a fund may be assigned to the 100% risk-weight category if it is determined that the fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Portfolio. Their are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Portfolio shares will be evaluated by bank examiners.

Before acquiring Fund shares, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund Shares is permissible and in compliance with any applicable investment or other limits.

Fund Shares held by National banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares, and thereafter may be required to review its investment in a Fund for the purpose of verifying compliance with applicable Federal banking laws, regulations and policies.

National banks generally must review their holdings of shares of a Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, the Portfolios will make available to the Funds investors information relating to the size and composition of their portfolio for the purpose of providing Fund shareholders with this information.

INVESTMENT BY SHAREHOLDERS THAT ARE CREDIT UNIONS - DAILY ASSETS GOVERNMENT FUND. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7),
(8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolio limits its investments to U.S. Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by U.S. Government Securities. Certain U.S. Government Securities owned by Government Cash Portfolio may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"), (ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R. Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk Government Cash Portfolio may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R. Section 703.5(i). Government Cash Portfolio has no current intention to make any such investment. The Portfolio also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e) to the extent otherwise permitted hereunder and in the Prospectus.

INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - GOVERNMENT CASH PORTFOLIO. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C. Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended. In addition, the Portfolio limits its investments to investments that are permissible for an open-end investment company to hold and would permit shares of the investment company to qualify as liquid assets under 12 C.F.R.
Section 566.1(g) and as short-term liquid assets under 12 C.F.R. Section 566.1(h). These policies may be amended only by approval of the Portfolio's and Fund's shareholders, as applicable.

5.  PERFORMANCE DATA

YIELD INFORMATION. Each Fund may provide current annualized and effective annualized yield quotations for each class based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by a Fund is historical and is not intended to indicate future returns.

In performance advertising the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc. or CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes. The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Any current yield quotation of a class of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and shall be calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Fund shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Although published yield information is useful to investors in reviewing a class' performance, investors should be aware that each Fund's yield fluctuates from day to day and that the class' yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Participating Organizations (as that term is used in the Prospectus) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the class' net yield to those shareholders. The yields of a class are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate directly to compare a Fund's yield information to similar information of investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining a class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class may differ from the rate of distribution the class paid over the same period or the rate of income reported in the Fund's financial statements.

For the seven day period ended March 31, 1996, the annualized yields of each of the classes of the Funds that were then operating were as follows:

                                            Current Yield      Effective Yield
                                            -------------      ---------------

Daily Assets Treasury Fund
     Institutional Shares                       4.66%               4.77%
     Investor Shares                             NA                  NA

Daily Assets Government Fund
     Institutional Shares                        NA                  NA
     Investor Shares                             NA                  NA

Daily Assets Cash Fund
     Institutional Shares                        NA                  NA
     Investor Shares                             NA                  NA


For the seven day period ended February 28, 1997, the annualized yields of each of the class of Daily Assets Cash Fund were as follows:



                                            Current Yield      Effective Yield
                                            -------------      ---------------

Daily Assets Cash Fund
     Institutional Shares                       4.96%               4.95%
     Investor Shares                             NA                  NA


OTHER PERFORMANCE AND SALES LITERATURE MATTERS. Total returns quoted in sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions. Average annual returns generally are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

           n
     P(1+T)  = ERV

     Where:
          P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

OTHER ADVERTISING MATTERS. The Funds may advertise other forms of performance. For example, average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of se factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

A Fund may also include various information in their advertisements.
Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument or by maturity, (ii) descriptions of the portfolio managers of the Funds or the Portfolios and the portfolio management staff of the Adviser or Forum Advisors or summaries of the views of the portfolio managers with respect to the financial markets, (iii) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (iv) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account and (v) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

In connection with its advertisements a Fund may provide "shareholders letters" which serve to provide shareholders or investors an introduction into the Fund's, the Portfolio's, the Trust's, Core Trust's or any of the Trust's of Core Trust's service provider's policies or business practices.

6.  MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 53)

     President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 52)

     Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 53)

     Managing Director, Forum Financial Services, Inc. since September 1991. President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 52)

     Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age 40)

     Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Michael D. Martins, Treasurer (age 30)

     Director of Fund Accounting at Forum Financial Corp. since June 1995. Prior thereto, he served as a manager in the New York City office of Deloitte & Touche LLP, where he was employed for over five years. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 34)

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Don L. Evans, Assistant Secretary (age 47)

     Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since August 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto the law firm of Weiner & Strother. Mr. Evans is also Assistant Secretary of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.

M. Paige Miles, Assistant Secretary (age 27).

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Miles was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Prior thereto she was a student at Montana State University Her address is Two Portland Square, Portland, Maine 04101.


TRUSTEES AND OFFICERS OF CORE TRUST. The Trustees and officers of Core Trust and their principal occupations during the past five years are set forth below. Each of the Trustees of the Trust is also a Trustee of Core Trust and several officers of the Trust serve as officers of Core Trust . Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Accordingly, for background information pertaining to the trustees and these officers, see "Trustees and Officers of the Trust" above.

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee.

James C. Cheng, Trustee.

J. Michael Parish, Trustee.

Michael D. Martins, Treasurer

David I. Goldstein, Secretary

Renee A. Walker, Assistant Secretary (age 25).

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating for college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer).
     Her address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President, Assistant Secretary and Assistant Treasurer (age
32).

     Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary (age 41)

     Counsel, Forum Financial Services, Inc. since October, 1993. Prior thereto, Mr. Sheehan was a Special Counsel in the Division of Investment Management of the U.S. Securities and Exchange Commission in Washington, D.C. His address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1996.

                                                  Accrued        Annual
                                 Aggregate        Pension     Benefits Upon     Total
  Trustee                      Compensation      Benefits      Retirement   Compensation
  -------                      ------------      --------      ----------   ------------
  Mr. Keffer                      $4,000           None           None         $4,000
  Mr. Azariadis                   $4,000           None           None         $4,000
  Mr. Cheng                       $4,000           None           None         $4,000
  Mr. Parish                      $4,000           None           None         $4,000

COMBINED TABLE FOR CORE

Each of the Trustees of the Trust is also a Trustee of Core Trust. Each Trustee of Core Trust (other than John Y. Keffer, who is an interested person of Core Trust) is paid $1,000 for each Core Trust Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of Core Trust and is paid $1,000 for each committee meeting attended on a date when a Core Trust Board meeting is not held. To the extent a meeting relates to only certain portfolios of Core Trust, trustees are paid the $100 fee only with respect to those portfolios. Core Trust trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board.


INVESTMENT ADVISERS -Forum Advisors, Inc. ("Forum Advisors"), Treasury Portfolio's investment adviser, furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio, pursuant to an investment advisory agreement between Forum Advisors and Core (the "Forum Advisory Agreement"). Subject to the general supervision of the Core Trust Board, Linden Asset Management, Inc. ("Linden") makes investment decisions for Government Cash Portfolio and Cash Portfolio and monitors those Portfolios' investments. Linden furnishes at its own expense all services, facilities and personnel necessary in connection with managing the investments of Government Cash Portfolio and Cash Portfolio and effecting portfolio transactions for the Portfolios, pursuant to an investment advisory agreement between Linden and Core (the "Linden Advisory Agreement" and collectively with the Forum Advisory
Agreement the "Advisory Agreements").   The Advisory Agreements provide, with
respect to each Portfolio, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreements are specifically approved at least annually by the Core Trust Board or by vote of the shareholders of the relevant Portfolios, and in either case by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party.



Each Advisory Agreement is terminable without penalty by Core with respect to the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Core Trust Board, or by Forum Advisors on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to the relevant Portfolio, the investment adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the investment adviser's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreements provide that the investment adviser may render services to others.



For its services under the Forum Advisory Agreement, Forum Advisors receives with respect to Treasury Portfolio a fee at an annual rate of 0.05% of the average daily net assets of the Portfolio. Prior to January 15, 1996, Forum Advisors acted as Daily Assets Treasury Fund's investment adviser under an investment advisory agreement between Forum Funds, Inc. and Forum Advisors. Under this investment advisory agreement, Forum Advisors received a fee at an annual ratio of 0.20% of the average daily net assets of the Fund.



For its services, Linden receives from each of Government Cash Portfolio and Cash Portfolio an advisory fee based upon the total average daily net assets of those Portfolios and another portfolio of Core Trust that Linden advises ("Total Portfolio Assets"). Linden's fee is calculated at an annual rate on a cumulative basis as follows: 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets.



A Fund's expenses include the Fund's pro rata portion of the advisory fee paid by the corresponding Portfolio.



Fees payable under the Advisory Agreements with respect to the Funds during the past three fiscal years of Daily Assets Treasury Fund and during the five months since inception of Daily Assets Cash Fund are outlined in the following tables:



Daily Assets Treasury Fund



     FISCAL YEAR ENDED               GROSS FEE     WAIVED FEE       NET FEE

     March 31, 1996                   $69,466             $0        $69,466
     March 31, 1995                   $59,382        $53,382         $6,000
     March 31, 1994                   $51,098        $51,098             $0

Daily Assets Cash Fund

     PERIOD ENDED                     GROSS FEE       WAIVED FEE     NET FEE

     February 28, 1997                   $836              0           $836



In addition to receiving its advisory fee from the Portfolio, Forum Advisors may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Portfolio. In some instances Forum Advisors may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by Forum Advisors or any affiliate of Forum Advisors from the Portfolio with respect to the client's assets invested in the Portfolio.



Forum Advisors has agreed to reimburse Core Trust for certain of the Treasury Portfolio's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. Forum Advisors believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Portfolio's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Forum Advisors monthly.



Subject to the above obligations to reimburse Core Trust for its excess expenses, Core Trust and the Trust have confirmed their respective obligations to pay all their other, respective expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of Core Trust and the Trust; costs of reproduction, stationery and supplies; compensation of Trustees, officers and employees of Core and costs of other personnel performing services for Core Trust and the Trust who are not officers of an Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to Forum Advisors under the Investment Advisory Agreement.



INVESTMENT ADVISERS - SUBADVISERS.   Forum Advisors and Linden also act as
investment subadvisers to the Portfolios that they do not manage on a daily basis and from time to time may provide each other with assistance regarding the other's advisory responsibilities. The subadviser serves as an investment subadviser to a Portfolio under an Investment Subadvisory Agreement with Forum Advisors and Core Trust or with Linden and Core Trust (the "Investment Subadvisory Agreements"). Pursuant to the Investment Subadvisory Agreements, from time to time the subadviser provides the investment adviser with assistance regarding certain of the investment adviser's responsibilities to the relevant Portfolio, including management of all or part of the Portfolio investment portfolios. Each Investment Subadvisory Agreement will remain in effect with respect to a Portfolio for a period of 24 months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Core Trust Board or by vote of the Portfolio's shareholders, and in either case, by a majority of the Trustees of Core Trust who are not parties to the Investment Subadvisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Advisory Agreement. To the extent Forum Advisors or Linden has delegated its responsibilities to the other, Forum Advisors or Linden pays its advisory fee accrued for such period of time to the other. Currently, it is anticipated that Linden will delegate responsibility for portfolio management infrequently to Forum Advisors.



Each Investment Subadvisory Agreement is terminable with respect to a Portfolio without penalty by Core Trust on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by vote of a majority of the Core Trust Board, or by the Subadviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreements also provide that, with respect to a Portfolio, the subadviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the subadvisers' duties or by reason of reckless disregard of the subadvisers' obligations and duties under the Investment Subadvisory Agreement.



INVESTMENT ADVISORY SERVICES TO THE FUNDS. The Trust has retained Forum Advisors as investment adviser to the Funds under arrangements and an agreement substantially similar to the arrangements and agreement described above with respect to the Portfolios and Forum Advisors. Linden has not been retained as an advisor or subadvisor by the Trust or Forum with respect to the Funds. No fee is payable for investment advisory services under these agreements as long as a Fund is invested in the Portfolio or a similar investment.


FORUM AND DISTRIBUTOR

Forum was incorporated under the laws of the State of Delaware on February 7, 1986 and supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), provides the Trust with general office facilities and serves as distributor of shares of the Portfolio pursuant to a management and distribution agreement between Forum and the Trust (the "Trust Management and Distribution Agreement"). The Trust Management and Distribution Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Trust Management and Distribution Agreement or interested persons of any such party.

The Trust Management and Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to each Fund by vote of the Fund's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Trust Management and Distribution Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Trust Management and Distribution Agreement.

Forum also supervises the overall management of Core Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the custodian and arranging for maintenance of books and records of Core Trust) and provides Core Trust with general office facilities pursuant to a management agreement between Forum and the Trust (the "Core Trust Management Agreement"). The Core Trust Management Agreement provides, with respect to the Portfolio, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Core Trust Board or by the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the Core Trust Management Agreement or interested persons of any such party.

The Core Trust Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Portfolio by vote of the Portfolio's shareholders or by either party on not more than 60 days' nor less than 30 days' written notice. The Core Trust Management Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of Core Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Core Trust Management Agreement.


For its services under the Trust Management and Distribution Agreement and the Core Trust Management Agreement, Forum receives with respect to each of the Funds and Portfolio a fee at an annual rate of 0.10% of the average daily net assets of each Fund and the Portfolio, respectively. Fees payable under the Trust Management and

Distribution Agreement and Core Trust Management Agreement with respect to each Fund during the past three fiscal years, if applicable, are outlined in the following table:



Daily Assets Treasury Fund


     FISCAL YEAR ENDED
     MARCH 31                        GROSS FEE     WAIVED FEE        NET FEE

     1996                             108,685        101,548          7,137
     1995                             $89,073        $89,073             $0
     1994                             $76,647        $76,647             $0


Daily Assets Cash Fund

     PERIOD ENDED
     FEBRUARY 28                     GROSS FEE     WAIVED FEE        NET FEE

     1997                              $3,443         $2,457           $986



For the fiscal years ended March 31, 1995, 1994 and 1993, the Core Trust Management Agreement with respect to Treasury Portfolio was not in effect.



Forum provides persons satisfactory to the Board to serve as officers of the Trust. Similarly, at the request of the Core Trust Board, Forum provides persons satisfactory to the Core Trust Board to serve as officers of Core Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be Trustees, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or affiliates of Forum Advisors.


Forum acts as sole placement agent for interests in the Portfolios and receives no compensation for those services from the portfolios.

TRANSFER AGENT

Forum Financial Corp. acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to the Funds, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or by a vote of the shareholders of each Fund, and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Fund may be effected and certain other matters pertaining to each Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of a Fund with respect to assets invested in that Fund. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. The Transfer Agent, Forum or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or Forum.


For its services under the Transfer Agency Agreement, Forum receives, with respect to each Series: (i) a fee at an annual rate of 0.25 percent of the average daily net assets of the Series and (ii) a fee of $12,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $18.00 per shareholder account; such fees to be computed as of the last business day of the prior month. Fees payable under the Transfer Agent Agreement with respect to each Fund are outlined in the following tables:


Daily Assets Treasury Fund

     FISCAL YEAR ENDED
     MARCH 31                       GROSS FEE      WAIVED FEE       NET FEE

     1996                            $110,792        $96,881         13,911
     1995                             $74,227        $62,206        $12,021
     1994                             $63,873        $63,873             $0


Daily Assets Cash Fund

     PERIOD ENDED
     FEBRUARY 28                     GROSS FEE     WAIVED FEE       NET FEE

     1997                             $10,764         $5,188         $5,576


Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides each Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions. Fees payable under the Fund Accounting Agreement with respect to fund accounting services for the Funds are outlined in the following tables:


Daily Assets Treasury Fund


     FISCAL YEAR ENDED
     MARCH 31                        GROSS FEE       WAIVED FEE     NET FEE

     1996                             $33,379             $0        $33,379
     1995                             $36,000             $0        $36,000
     1994                             $36,000             $0        $36,000


Daily Assets Cash Fund

     PERIOD ENDED
     FEBRUARY 28                     GROSS FEE       WAIVED FEE     NET FEE

     1997                              $5,662             $0         $5,662


7.  DETERMINATION OF NET ASSET VALUE

The Fund does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving and Christmas. The net asset value of each Portfolio is determined as of 2:00 P.M., Eastern time ("Valuation Time"), on all weekdays, except Federal holidays, Good Friday and other days that the Federal reserve bank of San Francisco is closed ("Business Day"). Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

Pursuant to the rules of the SEC, both the Board and the Core Trust Board have established procedures to stabilize each Fund's and each Portfolio's, as applicable, net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from each Fund's and Portfolio's, as applicable, $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board and the Core Trust Board, respectively, will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

In determining the approximate market value of portfolio investments, the Portfolios may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

Each investor in a Portfolio, including the Funds, may add to or reduce its investment in that Portfolio on each Fund Business day. The Portfolios maintain the same business days as do the Funds. As of the close of regular trading on any Fund Business Day, the value of a Fund's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the close of the Fund Business Day, are then effected. The Fund's percentage of the aggregate beneficial interests in the Portfolio are then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the Fund's investment in the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the Fund's investment in the Portfolio effected as of that time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage determined is then applied to determine the value of the Fund's interest in the Portfolio as of the close of the next Fund Business Day.

8.  PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
There usually are no brokerage commissions paid for such purchases. Although Core Trust does not anticipate that the Portfolio will pay any amounts of commission, in the event the Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that it would otherwise be obligated to pay itself. Any transaction for which the Portfolio pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio by the broker-dealer effecting the transaction. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

For the fiscal years ended March 31, 1994, 1995 and 1996, no brokerage fees were paid by Daily Assets Treasury Fund (during the period the Funds invested directly in securities) or Treasury Portfolio.

Allocations of transactions to dealers and the frequency of transactions are determined for each Portfolio by Forum Advisorss in their best judgment and in a manner deemed to be in the best interest of shareholders of that Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio.


Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed an Adviser or their respective affiliates. If, however, a Portfolio and other investment companies or accounts managed by an Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by an Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with Forum Advisors, Linden or any of their affiliates.

9.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are sold on a continuous basis by the distributor without any sales charge.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which the Funds will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Funds may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Funds will only wire redemption proceeds to financial institutions located in the United States.

By use of the telephone redemption or exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any Participating Fund, which includes (i) all other funds of the Trust and (ii) any other mutual fund for which Forum or its affiliates act as investment adviser, manager or distributor and which participates in the Trust's exchange privilege program. The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the Fund being acquired.

Exchange transactions are made on the basis of relative net asset values per share at the time of the exchange transaction plus any applicable sales charge of the Participating Fund whose shares are acquired. Exchanges are accomplished by (i) a redemption of the shares of the Fund exchanged at the next determination of that fund's of net asset value after the exchange order in proper form (including any necessary supporting documents by the Fund whose shares are being exchanged) is accepted by the Transfer Agent and (ii) a purchase of the shares of the Fund acquired at the next determination of that fund's net asset value after (or occurring simultaneously with) the time of redemption.

Shares of any Participating Fund may be exchanged without a sales charge for shares of any Participating Fund that are offered without a sales charge.
Shares of any Participating Fund purchased with a sales charge may be exchanged without a sales charge for shares of any other Participating Fund otherwise sold with the same sales charge. If the Participating Fund whose shares are purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shareholders are entitled to any reduced sales charges of the Participating Fund into which they are exchanging to the extent those reduced sales charges would be applicable to that shareholder's purchase of shares.

The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make, but each Fund reserves the right to limit excessive exchanges by any shareholder. A pattern of frequent exchanges may be deemed by Forum to be contrary to the best interests of the Fund's other shareholders and, at the discretion of Forum, may be limited by that Fund's refusal to accept additional exchanges from the investor.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Participating Fund or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' advance notice to shareholders. No notice need be given of an amendment whose only material effect is to reduce amount of sales charge required to be paid on the exchange and no notice need be given if redemptions of shares of a Fund are suspended or a Fund temporarily delays or ceases the sale of its shares.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Funds offer an individual retirement plan (the "IRA") for individuals who wish to use shares of a Fund as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to use a Fund's IRA should contact the Transfer Agent for further details and information.

10.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by each Fund and assume that the Funds qualify as regulated investment companies. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that none of the Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

Any capital gain distribution received by a shareholder reduces the net asset value of his shares by the amount of the distribution. To the extent that capital gain was accrued by a Fund before the shareholder purchased his shares, the distribution would be in effect a return of capital to that shareholder. All capital gain distributions, including those that operate as a return of capital, are taxable to the shareholder receiving them as described above regardless of the length of time he may have held his shares prior to the distribution.

11.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement with Core Trust, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Portfolio's assets. The custodian's responsibilities include safeguarding and controlling the Portfolio' cash and securities, determining income and collecting interest on Fund investments. Core Trust pays the custodian a fee at an annual rate of 0.025% of the Portfolio's average daily assets.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004.

AUDITORS

Deloitte & Touche LLP, Two Financial Center, New York, New York 10281-1438, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

SHAREHOLDINGS

As of July 8, 1996, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Funds. Also as of that date, the shareholders listed below owned more than 5% of a Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.


DAILY ASSETS TREASURY FUND

                                                       PERCENTAGE OF
     SHAREHOLDER                                       FUND
                                                       SHARES OWNED

     H.M. Payson & Co. Custody Account
     P.O. Box 31
     Portland, ME 04112                                52.60%

     H.M. Payson & Co. Trust Account
     P.O. Box 31
     Portland, ME 04112                                38.29%


DAILY ASSETS CASH FUND

(As of March 24, 1997, the shareholders listed below owned more than 5% of Daily Assets Cash Fund)

                                                       PERCENTAGE OF
                                                       FUND
     SHAREHOLDER                                       SHARES OWNED

     H.M. Payson & Co. Custody Account
     FBO Customer Funds Under Management
     P.O. Box 31
     Portland, ME 04112                                49.71%

     H.M. Payson & Co. Trust Account
     FBO Trust Funds Under Management
     P.O. Box 31
     Portland, ME 04112                                45.67%


FUND STRUCTURE

CORE AND GATEWAY. The Funds may seek to achieve their objective by investing all of their investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective
and policies as the Fund.   This "Core and Gateway" fund structure is an
arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives --- but offer their shares through distinct distribution channels --- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by a Fund will be the Fund's interest in the Core Portfolio. This structure would permit other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. In the event a Fund invested all of its assets in a Core Portfolio, its methods of operation and shareholder services would not be materially affected by its investment in a corresponding Core Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If a Fund invested all of its assets in a Core Portfolio, it would hold only investment securities issued by the Core Portfolio; the Core Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investments from the Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

The Board will authorize investing the Funds' assets in a Core Portfolio only if it first determines that pooling is in the best interests of a Fund and its shareholders. In determining whether to invest in a Core Portfolio, the Board will consider, among other things, the opportunity to reduce costs and achieve operational efficiencies. The Board will not authorize investment in a Core Portfolio if it would materially increase costs to a Fund's shareholders, unless, of course, there were perceived to be a corresponding increase in benefits to shareholders.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, a Fund would be entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, a Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, a Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, a Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a director or trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of directors or trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and By-Laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of directors or trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.


CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. A Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If a Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Forum Advisors or Linden, as applicable, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

12.  FINANCIAL STATEMENTS

The audited Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, notes thereto and Financial Highlights of Daily Assets Treasury Fund for the fiscal year ended March 31, 1996 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders), which are delivered along with this SAI, are incorporated herein by reference.


The unaudited financial statements of Daily Assets Cash Fund for the period October 1, 1996 through February 28, 1997, including Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, notes thereto and Financial Highlights, are set forth in Appendix B to this SAI.



As Daily Assets Government Fund had not as of the date hereof commenced operations, no financial statements are available.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.   CORPORATE BONDS

          MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1.

          STANDARD AND POOR'S CORPORATION ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Note: The ratings for AA and A may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

          FITCH INVESTORS SERVICE, INC. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA categories.

2.   COMMERCIAL PAPER

          MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          ---  Leading market positions in well-established industries.
          ---  High rates of return on funds employed.
          --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.


F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

APPENDIX B: FINANCIAL STATEMENTS (UNAUDITED)

DAILY ASSETS CASH FUND
(FOR THE PERIOD OCTOBER 1, 1997 THROUGH FEBRUARY 28, 1997)
--------------------------------------------------------------------------------
FORUM FUNDS
DAILY ASSETS CASH FUND
STATEMENT OF ASSETS & LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)


ASSETS:
  Investments in Cash Portfolio of Core Trust
  (Delaware)(Note 2)(cost $7,601,196)                          $  7,601,196
                                                               ------------
LIABILITIES:
  Dividends payable                                                  27,323
  Accrued fees and other expenses                                     2,061
                                                               ------------
TOTAL LIABILITIES                                                    29,384
                                                               ------------

NET ASSETS                                                     $  7,571,812
                                                               ------------
                                                               ------------


COMPONENTS OF NET ASSETS:
  Paid in capital                                                 7,571,806
  Accumulated net realized gains (losses)                                 6
                                                               ------------

NET ASSETS                                                     $  7,571,812
                                                               ------------
                                                               ------------

SHARES OF BENEFICIAL INTEREST                                     7,571,806
                                                               ------------
                                                               ------------

NET ASSET VALUE PER SHARE
  (OFFERING AND REDEMPTION PRICE PER SHARE)                    $       1.00
                                                               ------------
                                                               ------------

FORUM FUNDS
DAILY ASSETS CASH FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 1997 (UNAUDITED)



INVESTMENT INCOME ALLOCATED FROM CASH PORTFOLIO
  OF CORE TRUST (DELAWARE):
  Interest Income                                                $  125,432
  Expenses                                                            3,441
                                                                 ----------

NET INVESTMENT INCOME ALLOCATED FROM CASH PORTFOLIO OF
  CORE TRUST (DELAWARE)(NOTE 2)                                     121,991
                                                                 ----------

EXPENSES:
  Management (Note 3)                                                 2,296
  Transfer agent (Note 3)                                            10,764
  Accounting (Note 3)                                                 5,000
  Legal (Note 3)                                                        602
  Registration                                                        1,406
  Audit                                                               3,000
  Miscellaneous                                                       1,209
                                                                 ----------

TOTAL EXPENSES                                                       24,277
                                                                 ----------

  Expenses reimbursed and fees waived (Note 4)                      (15,095)
                                                                 ----------
NET EXPENSES                                                          9,182
                                                                 ----------

NET INVESTMENT INCOME                                               112,809
                                                                 ----------

NET REALIZED GAIN ON INVESTMENTS SOLD                                     6
                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $  112,815
                                                                 ----------
                                                                 ----------

FORUM FUNDS
DAILY ASSETS CASH FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED FEBRUARY 28, 1997 (UNAUDITED)



NET ASSETS (A)                                                 $          -
                                                               ------------

OPERATIONS:
  Net investment income                                             112,809
  Net realized gain (loss) on investments sold                            6
                                                               ------------
    Net increase (decrease) in net assets resulting
      from operations                                               112,815
                                                               ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (112,809)
                                                               ------------

CAPITAL SHARE TRANSACTIONS (AT $1.00 PER SHARE):
  Sale of shares                                                 15,141,761
  Reinvestment of distributions                                         291
  Redemption of shares                                           (7,570,246)
                                                               ------------
    Net increase (decrease) in capital transactions               7,571,806
                                                               ------------

    Net increase (decrease)                                       7,571,812
                                                               ------------

NET ASSETS - FEBRUARY 28, 1997                                 $  7,571,812
                                                               ------------
                                                               ------------

(a)  See Notes to Financial Statements for commencement of operations.

FORUM FUNDS
DAILY ASSETS CASH FUND

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Forum Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has eleven active investment portfolios. The Trust Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest without par value. Included in this report is Daily Assets Cash Fund (the "Fund"), a diversified portfolio that commenced operations on October 1, 1996.

MASTER FEEDER ARRANGEMENT - The Fund currently seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of Core Trust (Delaware)("Core Trust"). Core Trust is an open-end, management investment company and the portfolio in which the Fund invests is the Cash Portfolio, a diversified portfolio that has the same investment objective and policies as the Fund. The value of the Fund's investment in the Cash Portfolio reflects the Fund's proportionate interest in the net assets of the Cash Portfolio. The Fund accounts for its investment in Cash Portfolio as a partnership investment and records its share of the Portfolio's income, expense and realized gain and loss daily. This is commonly referred to as a master-feeder arrangement.

The performance of the Fund is directly affected by the performance of the Cash Portfolio. The financial statements of the Cash Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Cash Portfolio owned by the Daily Assets Cash Fund at February 28, 1997, was approximately 4.0%.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     These financial statements are prepared in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but are expected to be immaterial.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION - The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio Notes to Financial Statements, which are included elsewhere in this report.

INVESTMENT INCOME AND EXPENSES - The Trust records daily its pro rata share of the Portfolio's income, expenses and realized gain and loss. In addition, the Fund accrues its own expenses.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared daily and paid monthly. Net capital gain, if any, is distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

FEDERAL TAXES - The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, the Fund will not be subject to a federal excise tax. Therefore, no Federal income or excise tax provision is required.

REALIZED GAIN AND LOSS - Security transactions are recorded on trade date. Realized gain and loss on investments sold are recorded on the basis identified.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - The investment adviser of the Portfolio is Linden Asset Management, Inc. (the "Adviser"). Pursuant to investment advisory agreements with respect to the Portfolio among Core Trust, the Adviser and Forum Advisors, Inc. ("Forum Advisors"), the Adviser may delegate responsibility for portfolio management to Forum Advisors. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund were to make such a withdrawal, the Trust has retained the Adviser and Forum Advisors to act as investment advisers to the Fund. Neither the Adviser nor Forum Advisors receive any advisory fees with respect to the Fund as long as the Fund remains completely invested in the Portfolio.

MANAGEMENT AND OTHER SERVICES - Forum Financial Corp. ("FFC"), an affiliate of Forum Advisors, serves as the Funds transfer agent and dividend disbursing agent, and for those services receives an annual rate of 0.25% of the average daily net assets of the Fund and an annual fee of $12,000 plus account and series charges, plus certain amounts based upon the number and types of portfolio transactions within the Fund.

The manager of the Trust is Forum Financial Services, Inc. ("the Manager"), an affiliate of Forum Advisors, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Manager receives a management fee for its services to the Fund at an annual rate of 0.10% of the average daily net assets of the Fund. In addition, certain legal expenses were
charged to the Trust by the Manager.   The Manager also acts as the distributor
of the Fund's shares.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Manager and FFC have voluntarily waived a portion of their fees and assumed certain expenses of the Fund so that total expenses of the Fund would not exceed a certain limitation including its allocation of expenses from the Portfolio. For the period ended February 28, 1997, the Manager and FFC waived fees were $2,296 and $5,188, respectively, and the Manager reimbursed expenses were $7,445.

NOTE 5. FINANCIAL HIGHLIGHTS

DAILY ASSETS CASH FUND
SELECTED PER SHARE DATA AND RATIOS
FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD


                                                  DAILY ASSETS CASH FUND
                                                  For the period ending
                                                  February 28, 1997 (e)
                                                  ----------------------

Beginning Net Asset Value per Share (a)                     $1.00
Net Investment Income                                       0.02
Dividends from Net Investment Income                       (0.02)
Ending Net Asset Value per Share                            $1.00
Ratios to Average Net Assets:
  Expenses                                              0.55% (b)(c)
  Net Investment Income                                 4.91% (b)(c)
  Gross Expenses                                        1.21% (b)(c)
Total Return (d)                                          5.11% (b)
Net Assets at the End of Period (000's Omitted)            $7,572


(a)  Date of commencement of  operations: October 1, 1997.

(b)  Annualized.

(c) Includes Daily Assets Cash Fund's proportionate share of income and expenses of Cash Portfolio.

(d)  Total Return calculation does not include sales charges.

(e)  Unaudited

CORE TRUST (DELAWARE)
CASH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)



ASSETS:
  Investments: (Note 2)
    Investments at cost                                   $     125,930,001
    Repurchase agreements at cost                                59,690,000
                                                          -----------------

        Total investments at value                              185,620,001
  Cash                                                               25,504
  Interest and other receivables                                    380,158
  Organization costs, net of amortization (Note 2)                    4,155
                                                          -----------------

TOTAL ASSETS                                                    186,029,818
                                                          -----------------

LIABILITIES:
  Payable to Adviser (Note 3)                                         5,938
  Payable to other related parties (Note 3)                          13,876
                                                          -----------------

TOTAL LIABILITIES                                                    19,814
                                                          -----------------

NET ASSETS                                                $     186,010,004
                                                          -----------------
                                                          -----------------

COMPONENTS OF NET ASSETS:
  Investors' capital                                            186,012,104
  Accumulated net realized gain (loss)                               (2,100)
                                                          -----------------

NET ASSETS                                                $     186,010,004
                                                          -----------------
                                                          -----------------

CORE TRUST (DELAWARE)
CASH PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)


INVESTMENT INCOME:
  Interest income                                         $       4,549,861
                                                          -----------------
EXPENSES:
  Investment advisory (Note 3)                                       30,314
  Administration (Note 3)                                            41,595
  Custodian                                                          20,798
  Accounting (Note 3)                                                24,000
  Audit                                                               5,496
  Trustee and Officer Insurance                                       3,611
  Legal (Note 3)                                                      1,857
  Trustees                                                            1,505
  Miscellaneous                                                       1,453
                                                          -----------------

TOTAL EXPENSES                                                      130,629
                                                          -----------------

  Expenses reimbursed and fees waived (Note 4)                       (5,830)
                                                          -----------------

NET EXPENSES                                                        124,799
                                                          -----------------

NET INVESTMENT INCOME                                             4,425,062
                                                          -----------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD                         (8,520)
                                                          -----------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $       4,416,542
                                                          -----------------
                                                          -----------------

CORE TRUST (DELAWARE)
CASH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED AUGUST 31, 1996
AND THE SIX MONTHS ENDED FEBRUARY 28, 1997


NET ASSETS - SEPTEMBER 1, 1995                            $               -
                                                          -----------------
OPERATIONS:
  Net investment income                                           6,173,705
  Net realized gain (loss) on investments sold                        6,420
                                                          -----------------
    Net increase in net assets resulting
    from operations                                               6,180,125
                                                          -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions                                                 466,894,348
  Withdrawals                                                  (346,791,550)
                                                          -----------------

    Net Transactions in Investors' Beneficial Interests         120,102,798
                                                          -----------------

    Net increase (decrease)                                     126,282,923
                                                          -----------------

NET ASSETS - AUGUST 31, 1996                              $     126,282,923
                                                          -----------------

OPERATIONS:
  Net investment income                                           4,425,062
  Net realized gain (loss) on investments sold                       (8,520)
                                                          -----------------

    Net increase in net assets resulting
    from operations                                               4,416,542
                                                          -----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:

  Contributions                                                 295,447,184
  Withdrawals                                                  (240,136,645)
                                                          -----------------

    Net Transactions in Investors' Beneficial Interests          55,310,539
                                                          -----------------

    Net increase (decrease)                                      59,727,081
                                                          -----------------

NET ASSETS - FEBRUARY 28, 1997 (UNAUDITED)                $     186,010,004
                                                          -----------------
                                                          -----------------

CORE TRUST (DELAWARE)
CASH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Core Trust (Delaware) ("Core Trust") was formed as a Delaware business trust on September 1, 1994. Core Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight separate investment portfolios. This financial statements relates to Cash Portfolio (the "Portfolio"), a diversified portfolio of Core Trust which commenced operations on September 1, 1995. Interest in Cash Portfolio are sold in private placement transactions without any sales charge to institutional clients, including open-end management investment companies.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but any differences are expected to be immaterial.

PORTFOLIO VALUATION - Core Trust determines the net asset value per share as of 1:00 p.m., Pacific time, on each Portfolio business day utilizing the amortized cost method pursuant to Rule 2a-7 under the Act. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing, respectively, the difference between the original purchase price and the maturity value of the investment over the period to the investment's maturity.

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price plus accrued interest. The investment adviser is responsible for determining the value of the underlying securities at all times. In the event of default, the Portfolio may have difficulties with the disposition of such securities.

ORGANIZATIONAL COSTS - The costs incurred by the Portfolio in connection with its organization have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Portfolio's operations. These costs were paid by Forum Financial Corp. and were reimbursed by the Portfolio.

FEDERAL TAXES - The Portfolio is not required to pay Federal income taxes on its net investment income and net capital gain as it is treated as a partnership for Federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Security transactions are recorded on a trade date basis, interest income is accrued as earned and realized gain and loss on investments sold are recorded on the basis of identified cost. The cost basis of investments for Federal income tax purposes at February 28, 1997 is the same as for financial accounting purposes.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - The investment adviser of the Portfolio is Linden Asset Management, Inc. (the "Adviser"). Effective January 1, 1997, pursuant to investment advisory agreement, the Adviser receives from the Portfolio an advisory fee based upon the total average daily net assets ("Total Portfolio Assets") that is calculated on a cumulative basis as follows: 0.06% for the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. The minimum total annual advisory fee is $50,000.

Prior to January 1, 1997, the Adviser received from the Portfolio an advisory fee based upon Total Portfolio Assets that was calculated on a cumulative basis as follows: 0.05% for the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets.

Pursuant to an investment advisory agreement among the Trust, the Adviser and Forum Advisors, Inc. ("Forum Advisors"), the Adviser may delegate responsibility for portfolio management to Forum Advisors. To the extent the Adviser has so delegated its responsibilities, the Adviser pays its advisory fee to Forum Advisors.

ADMINISTRATOR - The administrator of Core Trust is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. For its administrative services and facilities, Forum receives from the Portfolio an administration fee at an annual rate of 0.10% of the average daily net assets of the Portfolio. In addition, certain legal expenses were charged to the Portfolio by Forum for the period ended February 28, 1997 in the amount of $1,227.

OTHER SERVICE PROVIDERS - The interestholder record keeper and fund accountant of the Portfolio is Forum Financial Corp. ("FFC"). FFC is paid an annual accounting fee of the lesser of 0.05% of the average daily net assets of the Portfolio on an annualized basis or $48,000, plus certain additional charges for each interestholder in the Portfolio.

PLACEMENT AGENT - Forum acts as Core Trust's placement agent pursuant to a separate agreement with Core Trust and receives no compensation for these services.

NOTE 4.  WAIVER OF FEES

Forum has voluntarily waived a portion of its fees and assumed certain expenses of the Portfolio so that total expenses of the Portfolio would not exceed certain limitations. For the period ended February 28, 1997, the Administrator waived management fees in the amount of $5,830.


NOTE 5.  SPECIAL MEETING OF INTERESTHOLDERS

The following matter was submitted to a vote of interestholders of the Portfolio at a special meeting held December 27, 1996: To approve an amendment to the Investment Advisory Agreement between Core Trust (Delaware) and Linden Asset Management, Inc. to increase the investment advisory fee with respect to the Portfolio. Interests in the Portfolio were voted as follows: 58.63% For; 41.37% Against; 0% Abstained.

NOTE 6.   FINANCIAL HIGHLIGHTS

Portfolio performance for the period ended February 28, 1997.

                                        RATIOS TO AVERAGE NET ASSETS
                                        ----------------------------
                                                    NET
                                                 INVESTMENT        GROSS
                                   EXPENSES        INCOME       EXPENSES(a)
                                  -----------    -----------    -----------
Cash Portfolio                          0.07%          2.64%          0.08%


(a) During the period, various fees and expenses were waived and reimbursed, respectively. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and reimbursements.

CORE TRUST (DELAWARE)

CASH PORTFOLIO

SCHEDULE OF INVESTMENTS
FEBRUARY 28, 1997 (Unaudited)

--------------------------------------------------------------------------------
    FACE                           SECURITY
   AMOUNT                         DESCRIPTION                        VALUE
-------------  ------------------------------------------------  --------------

U.S. GOVERNMENT SECURITIES (43.2%)
Federal Farm Credit Bank (A) (4.3%)
    8,000,000  Federal Farm Credit Bank (A) (4.3%)
                 5.415% yield, due 5/16/97 . . . . . . . . . .        7,914,490
                                                                 --------------
Total Federal Farm Credit Bank                                        7,914,490
                                                                 --------------

Federal Home Loan Bank (A) (16.4%)
    5,000,000  Federal Home Loan Bank
                 5.441% yield, due 3/31/97 . . . . . . . . . .        4,979,661
   10,000,000  Federal Home Loan Bank
                 5.483% yield, due 7/31/97 . . . . . . . . . .        9,780,625
   11,065,000  Federal Home Loan Bank
                 5.413% yield, due 8/13/97 . . . . . . . . . .       10,804,482
    5,000,000  Federal Home Loan Bank
                 5.378% yield, due 8/14/97 . . . . . . . . . .        4,882,240
                                                                 --------------
Total Federal Home Loan Bank                                         30,447,008
                                                                 --------------

Federal National Mortgage Association (A) (8.0%)
   10,000,000  Federal National Mortgage Association
                 5.364% yield, due 3/5/97. . . . . . . . . . .        9,997,100
    5,000,000  Federal National Mortgage Association
                 5.45% yield, due 6/30/97. . . . . . . . . . .        4,913,065
                                                                 --------------
Total Federal National Mortgage Association                          14,910,165
                                                                 --------------

Small Business Administration (10.2%)
      383,953  Small Business Administration
                 Pool# 500536, 7.25% yield,
                 due 5/25/13 (B) . . . . . . . . . . . . . . .          391,127
      716,594  Small Business Administration
                 Pool# 500730, 8.125% yield,
                 due 2/25/04 (B) . . . . . . . . . . . . . . .          734,234
       48,764  Small Business Administration
                 Pool# 500737, 7.50% yield,
                 due 12/25/97 (B). . . . . . . . . . . . . . .           48,764

    FACE                           SECURITY
   AMOUNT                         DESCRIPTION                        VALUE
-------------  ------------------------------------------------  --------------

Small Business Administration (10.2%)(continued)
       96,166  Small Business Administration
                 Pool# 501256, 7.20% yield,
                 due 7/25/98 (B) . . . . . . . . . . . . . . .           96,166
    1,553,412  Small Business Administration
                 Pool# 501733, 6.25% yield,
                 due 2/25/17 (B) . . . . . . . . . . . . . . .        1,579,383
    1,622,937  Small Business Administration
                 Pool# 501989, 6.375% yield,
                 due 10/25/12 (B). . . . . . . . . . . . . . .        1,634,080
      442,137  Small Business Administration
                 Pool# 502914, 6.25% yield,
                 due 3/25/15 (B) . . . . . . . . . . . . . . .          442,722
    1,933,086  Small Business Administration
                 Pool# 503121, 6.125% yield,
                 due 8/25/15 (B) . . . . . . . . . . . . . . .        1,933,086
    6,076,987  Small Business Administration
                 Pool# 503429, 6.00% yield,
                 due 6/25/16 (B) . . . . . . . . . . . . . . .        6,076,987
      935,412  Small Business Administration
                 Pool# 503461, 6.00% yield,
                 due 9/25/21 (B) . . . . . . . . . . . . . . .          936,011
    4,992,503  Small Business Administration
                 Pool# 503553, 5.875% yield,
                 due 11/25/21 (B). . . . . . . . . . . . . . .        4,980,096
                                                                 --------------
Total Small Business Administration                                  18,852,656
                                                                 --------------

Student Loan Marketing Association (4.3%)
    6,000,000  Student Loan Marketing Association
                 5.49% yield, due 1/21/98 (B). . . . . . . . .        6,000,000
    2,000,000  Student Loan Marketing Association
                 5.44% yield, due 2/17/98 (B). . . . . . . . .        2,000,000
                                                                 --------------
Total Student Loan Marketing Association                              8,000,000
                                                                 --------------

Total U.S. Government Securities                                     80,124,319
                                                                 --------------

Banker's Acceptances (A)(4.3%)
    8,000,000  Bank of America, 5.385% yield, due 4/17/97. . .        7,947,100
                                                                 --------------
Total Banker's Acceptances                                            7,947,100
                                                                 --------------

    FACE                           SECURITY
   AMOUNT                         DESCRIPTION                        VALUE
-------------  ------------------------------------------------  --------------

Commercial Paper (A)(14.1%)
    5,810,000  Banca CRT Financial Corporation,
                 5.583% yield, due 3/27/97 . . . . . . . . . .        5,788,929
    2,500,000  Duff & Phelps Utility and Corporate Bond
                 Trust, Inc., 5.628% yield, due 6/12/97. . . .        2,461,986
   10,000,000  Ford Motor Credit Corporation,
                 5.481% yield, due 4/2/97. . . . . . . . . . .        9,955,667
    8,000,000  General Electric Capital Corporation,
                 5.461% yield, due 3/3/97. . . . . . . . . . .        8,000,000
                                                                 --------------
Total Commercial Paper                                               26,206,582
                                                                 --------------

Corporate Notes (5.4%)
    5,000,000  Bear, Stearns & Co., Inc., 5.468% yield, due
                 5/14/97 (B) . . . . . . . . . . . . . . . . .        5,000,000
    5,000,000  Bear, Stearns & Co., Inc., 5.438% yield, due
                 1/6/98 (B). . . . . . . . . . . . . . . . . .        5,000,000
                                                                 --------------
Total Corporate Notes                                                10,000,000
                                                                 --------------

REPURCHASE AGREEMENTS (32.1%)
    9,690,000  Bank of America, 5.35%, 3/3/97, to be
                 repurchased at $9,694,320; Collateralized
                 by $10,190,000 U.S. Treasury Strip Notes,
                 0%, due 5/15/06 . . . . . . . . . . . . . . .        9,690,000
   20,000,000  Nomura Securities, 5.43%, 3/3/97, to be
                 repurchased at $20,009,050; Collateralized
                 by $15,000,000 Federal Home Loan Mortgage
                 Corporation 1569 C, 0%, due 1/15/22;
                 $18,665,000  Federal National Mortgage
                 Association 1993-132 A, 0%, due 10/25/22. . .       20,000,000
   30,000,000  Smith Barney, 5.37%, 3/3/97, to be repurchased at $30,013,425; Collateralized by $50,800,000,
                 Federal National Mortgage Association 273 PO,
                 0%, due 7/1/26. . . . . . . . . . . . . . . .       30,000,000
                                                                 --------------
Total Repurchase Agreements                                          59,690,000
                                                                 --------------

    FACE                           SECURITY
   AMOUNT                         DESCRIPTION                        VALUE
-------------  ------------------------------------------------  --------------

Other (0.9%)
    1,652,000  Dreyfus Cash Management Plus Fund . . . . . . .        1,652,000
                                                                 --------------
Total Other                                                           1,652,000
                                                                 --------------

Total Investments (100.0%)                                          185,620,001
                                                                 --------------
                                                                 --------------

                                     PART C
                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    FINANCIAL STATEMENTS.

Included in the Prospectus:

       Financial Highlights.

Included in the Statement of Additional Information:

       Audited financial statements for the fiscal year ended March 31, 1996 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and Report of Independent Auditors (for Daily Assets Treasury Fund, Investors Bond Fund, TaxSavers Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Value Fund and Payson Balanced Fund, filed with the Securities and Exchange Commission on June 13, 1996 for such Fund pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference.


       Unaudited financial statements for the period October 1, 1996 through February 28, 1997 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, and Financial Highlights for Daily Assets Cash Fund are set forth in Appendix B to the SAI.


       Daily Assets Government Fund and Sportsfund-SM-: Not Applicable to this filing.


 (b)   EXHIBITS.

NOTE: * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE. ALL REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PREEA") ARE TO PEAS AND PREEAS TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 2-67052.

       (1)* Copy of the Trust Instrument of the Registrant dated August 29, 1995 (filed as Exhibit 1 to PEA No. 34).

       (2)*   Copy of By-Laws of the Registrant (filed as Exhibit 2 to PEA No.
              30)

       (3)    None.

       (4)    (a)    Sections 2.04 and 2.06 of Registrant's Trust Instrument
                     provide as follows:

              "SECTION 2.04  TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

              "SECTION 2.06  ESTABLISHMENT OF SERIES. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

              "All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

              "Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."


       (5)    (a)*   Form of Investment Advisory Agreement between Registrant
                     and Forum Advisors, Inc. (filed as Exhibit 5(a) to PEA No.
                     33 and incorporated herein by reference0.

              (b)* Form of Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to the Payson Value Fund and the Payson Balanced Fund (filed as Exhibit 5(b) to PEA No. 33 and incorporated herein by reference)


              (c)* Investment Advisory Agreement between Registrant and Westwood Ventures, Ltd. (filed as Exhibit 5 (a) to PEA No. 36).

              (d)* Investment Subadvisory Agreement between Westwood Ventures, Ltd. and Forum Advisors, Inc. relating to the Sportsfund (filed as Exhibit 5 (b) to PEA No. 36).

              (e)* Investment Advisory Agreement between Registrant and Quadra Capital Partners, L.P. (filed as Exhibit (5)(c) to PEA No. 41, filed with the Commission on December 31, 1997 and incorporated herein by reference).

              (f)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and Anhalt/O'Connell, Inc. (filed as Exhibit (5)(d) to PEA No. 41 (12/31/97) and incorporated herein by reference).

              (g) Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and Carl Domino Associates, L.P. (filed as Exhibit (5)(e) to PEA No. 41 (12/31/97) and incorporated herein by reference).

              (h) Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and McDonald Investment Management, Inc. (filed as Exhibit (5)(f) to PEA No. 41 (12/31/97) and incorporated herein by reference).

              (i) Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and LM Capital Management, Inc. (filed as Exhibit (5)(g) to PEA No. 41 and incorporated herein by reference).


       (6)    (a)*   Form of Management and Distribution Agreement between
                     Registrant and Forum Financial Services, Inc. (filed as
                     Exhibit 6(a) to PEA No. 33).

              (b)* Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc. (filed as Exhibit 6(b) to PEA No. 33).).

              (c)* Form of Selected Dealer Agreement between Forum Financial Services, Inc. and securities brokers (filed as Exhibit 6(c) to PEA 21).

              (d)* Form of Bank Affiliated Selected Dealer Agreement between Forum Financial Services, Inc. and bank affiliates filed as
                     Exhibit 6(d) of PEA 21).

       (7)    None.

       (8)    (a)*   Form of Transfer Agency Agreement between Registrant
                     and Forum Financial Corp. (filed as Exhibit 8(a) to
                     PEA No. 33).

              (b)* Form of Custodian Agreement between Registrant and the First National Bank of Boston (filed as Exhibit 8(b) to PEA No. 33).

       (9)    (a)*   Form of Management Agreement between Registrant and
                     Forum Financial Services, Inc. (filed as Exhibit 9(a) to
                     PEA No. 33).

       (10)*  Opinion of Seward & Kissel dated January 5, 1996 (filed as
              Exhibit 10 of PEA No. 33).

       (11) Consent of independent auditors (filed as Exhibit 11 of PEA No. 38).

       (12)   None.

       (13)* Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of registrant (filed as Exhibit 13 to Registration Statement).

       (14)* Form of Disclosure Statement and Custodial Account Agreement applicable to individual retirement accounts (filed as Exhibit 14 of PEA No. 21).

       (15)   (a)*   Form of Rule 12b-1 Plan adopted by the Registrant (filed as
                     Exhibit 15 of PEA No. 16).

              (b)* Rule 12b-1 Plan adopted by the Registrant with respect to the Payson Value Fund and the Payson Balanced Fund (filed as Exhibit 8(c) of PEA No. 20).

       Other Exhibits*:

              Powers of Attorney (filed as Other Exhibits to PEA No. 34).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

       None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF JULY 8, 1996


       Title of Class                                     Number of Holders
       --------------                                     -----------------

       Investors Stock Fund                                               0
       Investors Bond Fund                                               77
       TaxSaver Bond Fund                                                49
       Daily Assets Cash Fund                                             0
       Daily Assets Treasury Fund                                        50
       Daily Assets Government Fund                                       0
       Daily Assets TaxSaver Fund                                         0
       Payson Value Fund                                                268
       Payson Balanced Fund                                             399
       Maine Municipal Bond Fund                                        392
       New Hampshire Bond Fund                                           83
       Sportsfund                                                         0
       Austin Global Equity Fund                                        N/A
       Oak Hall Equity Fund                                             N/A
       Core Portfolio Plus                                                0

       NUMBER OF HOLDERS OF SECURITIES AS OF MARCH 24, 1997

       Daily Assets Cash Fund                                              9



ITEM 27. INDEMNIFICATION.

       In accordance with Section 3803 of the Delaware Business Trust Act,
SECTION 5.2 of the Registrant's Trust Instrument provides as follows:

       "5.2.  INDEMNIFICATION.

              "(a)   Subject to the exceptions and limitations contained in
              Section (b) below:

              "(i)   Every Person who is, or has been, a Trustee or officer of
              the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              "(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

              "(b)   No indemnification shall be provided hereunder to a Covered
              Person:

              "(i)   Who shall have been adjudicated by a court or body before
              which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

              "(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

                     "(A)   By the court or other body approving the settlement;

       "(B)   By at least a majority of those Trustees who are neither
                     Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

       "(C)   By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

       provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

              "(c)   The rights of indemnification herein provided may be
       insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

              "(d)   Expenses in connection with the preparation and
       presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

              "(e)   Conditional advancing of indemnification monies under this
       Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
       (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

              "(f)   In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

Paragraph 4 of each Investment Advisory Agreement provides in substance as follows:

       "4.    We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or and to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Paragraphs 3(f) and (g) and paragraph 5 of the Management and Distribution Agreement provide as follows:

       "(f)   We agree to indemnify, defend and hold you, your several officers and directors, and any person who controls you within the meaning of
       Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you, your officers and directors or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything contained in this paragraph 3(f) be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this paragraph. Our agreement to indemnify you, your officers and directors and any such controlling person as aforesaid is expressly conditioned upon our being notified of any action brought against you, your officers and directors or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of our indemnity agreement contained in this paragraph 3(f). We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 3(f) and our representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you, your officers and directors or any controlling person and shall survive the sale of any shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of your officers and directors and any controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any shares of our common stock.

       "(g)   You agree to indemnify, defend and hold us, our several officers and directors, and person who controls us within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the Act or under common law or otherwise, but only to the extent that such liability, or expense incurred by us, our officers or directors or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you in your capacity as distributor to us for use in our Registration Statement or Prospectus in effect from time to time under the Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person as aforesaid is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure so to notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person by reason of any such untrue statement or omission on your part otherwise than on account of your indemnity agreement contained in this paragraph 3(g).

       "5     We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."


Section 9(a) of the Distribution Services Agreement provides:

       "The Company agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Company's Registration Statement or the Prospectus or Statement of Additional Information in effect from time to time under the Securities Act and relating to the Fund or arising out of or based upon any alleged omission to state a material fact required to be stated in any thereof or necessary to make the statements in any thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Company or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Company's agreement to indemnify the Underwriter and any controlling person as aforesaid is expressly conditioned upon the Company's being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Company at its principal office in New York, New York, and sent to the Company by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The Company will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Company and approved by the Underwriter. In the event the Company elects to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Company does not elect to assume the defense of the suit or in case the Underwriter does not approve of counsel chosen by the Company, the Company will reimburse the Underwriter or the controlling person or persons named defendant or defendants in the suit for the fees and expenses of any counsel retained by the Underwriter or such person. The indemnification agreement contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Company agrees promptly to notify the Underwriter of the Underwriter of the commencement of any litigation or proceeding against the Company in connection with the issue and sale of any of shares of the Fund. The failure to do so notify the Company of the commencement of any such action shall not relieve the Company from any liability which it may have to the person against whom the action is brought by reason of any alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 9."

In so far as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

Forum Advisors, Inc.

       The descriptions of Forum Advisors, Inc. under the caption "Management-Adviser" in the Prospectus and Statement of Additional Information relating to the Investors Bond Fund, the TaxSaver Bond Fund, the Daily Assets Cash Fund, the Daily Assets Government Fund, the Daily Assets Treasury Fund , the Daily Assets TaxSaver Fund, the Maine Municipal Bond Fund, the New Hampshire Bond Fund and the Sportsfund, constituting certain of Parts A and B, respectively, of the Registration Statement are incorporated by reference herein.

       The following are the directors and officers of Forum Advisors, Inc., Two Portland Square, Portland, Maine 04101, including their business connections which are of a substantial nature.

       John Y. Keffer, President and Secretary.

              Chairman and President of the Registrant; President and Secretary of Forum Financial Services, Inc. and of Forum Financial Corp. Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Financial Services, Inc. Serves as manager, administrator and/or distributor.

       David R. Keffer, Vice President and Treasurer.

              Vice President, Assistant Secretary and Assistant Treasurer of the Registrant; Vice President and Treasurer of Forum Financial Services, Inc. and of Forum Financial Corp. Mr. Keffer is an officer of various registered investment companies for which Forum Financial Services, Inc. Serves as manager, administrator and/or distributor.

H.M. Payson & Co.

       The descriptions of H.M. Payson & Co. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information, with respect to the Payson Value Fund and the Payson Balanced Fund, constituting certain of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of H.M. Payson & Co., including their business connections which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

       Adrian L. Asherman, Managing Director.

              Portfolio Manager of H.M. Payson & Co. since 1955, General Partner from 1964 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

       John C. Downing, Managing Director and Treasurer.

              Portfolio Manger of H.M. Payson since 1983 and Managing Director since 1992. Mr. Downing has been associated with H.M. Payson since 1983. His address is One Portland Square, Portland, Maine 04101.

       William A. Macleod, Managing Director.

              Portfolio Manager of H.M. Payson & Co. since 1984 and Managing Director since 1989. His address is One Portland Square, Portland, Maine 04101.

       Thomas M. Pierce, Managing Director.

              Portfolio Manager of H.M. Payson & Co. since 1975, General Partner from 1981 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

       Peter E. Robbins, Managing Director.

              Portfolio Manager of H.M. Payson & Co. since 1992, except for the period from January 1988 to October 1990. During that period, Mr. Robbins was president of Mariner Capital Group, a real estate development and non-financial asset management business. General Partner of H.M. Payson & Co. from 1986 to 1987, and Managing Director from 1987 to 1988, and since 1993.

       John H. Walker, Managing Director and President.

              Portfolio Manager of H.M. Payson & Co. since 1967, General Partner from 1974 to 1987, and Managing Director since 1987. Mr. Walker is also a Director of York Holding Company and York Insurance Company. His address is One Portland Square, Portland, Maine 04101.

       Teresa M. Esposito, Managing Director.

              Managing Director of H.M. Payson & Co. since 1995. Her address is One Portland Square, Portland, Maine 04101.

       John C. Knox, Managing Director.

              Managing Director of H.M. Payson & Co. since 1995. His address is One Portland Square, Portland, Maine 04101.

       Harold J. Dixon, Managing Director and Secretary.

              Managing Director of H.M. Payson & Co. since 1995. His address is One Portland Square, Portland, Maine 04101.

       Laura McDill, Managing Director.

              Managing Director of H.M. Payson & Co. since 1995. Her address is One Portland Square, Portland, Maine 04101.


Westwood Ventures, Ltd.

       The descriptions of Westwood Ventures, Ltd. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information, with respect to the Sportsfund, constituting certain of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of Westwood Ventures, Ltd., including their business connections which are of a substantial nature. The address of Westwood Ventures, Ltd.. is 450 Seventh Avenue, Suite 3304, New York, New York 10123.

       Gary Miller, President, Chief Executive Officer and Chairman of the
       Board.

       Adam Zalta, Executive Vice President, Director and Treasurer.

              President, Atlaz International, a national computer manufacturer and reseller, since

       Lawrence J. Toscano, Director and Assistant Secretary.

              Member of the Law Firm of Heller, Horowitz & Feit, P.C., since 1983, (attorneys for Westwood Ventures, Ltd.)

ITEM 29. PRINCIPAL UNDERWRITER.

       (a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Avalon Capital, Inc., Core Trust (Delaware), The CRM Funds, The Cutler Trust, Monarch Funds, Norwest Advantage Funds, Norwest Select Funds, Sound Shore Fund, Inc., Stone Bridge Funds, Inc. and Trans Adviser Funds, Inc.

       (b) John Y. Keffer, President and Secretary of Forum Financial Services, Inc., is the Chairman and President of the Registrant. David R. Keffer, Vice President and Treasurer of Forum Financial

       Services, Inc., is the Vice President, Assistant Treasurer and Assistant Secretary of the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

       (c)    Not Applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

       The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. and Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrants custodians, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 28 hereof.

ITEM 31. MANAGEMENT SERVICES.

       Not Applicable.

ITEM 32. UNDERTAKINGS.

(i) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 31st day of March, 1997.


                                          FORUM FUNDS


                                          By:  /s/ John Y. Keffer
                                              -----------------------------
                                               John Y. Keffer, President


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons on the 31st day of March, 1997.


              Signatures                                    Title
              ----------                                    -----

(a)    Principal Executive Officer

       /s/ John Y. Keffer                                   President
       ---------------------------------                    and Chairman
           John Y. Keffer

(b)    Principal Financial and Accounting Officer

       /s/ Richard C. Butt                                  Treasurer
       ---------------------------------
           Richard C. Butt

(c)    A majority of the Trustees

       /s/ John Y. Keffer                                   Trustee
       ---------------------------------
           John Y. Keffer

           James C. Cheng*                                  Trustee
           J. Michael Parish*                               Trustee
           Costas Azariadis*                                Trustee

           By: /s/ John Y. Keffer
               -------------------------
               John Y. Keffer
               Attorney in Fact*


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

                                   SIGNATURES


On behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the Registration Statement of Forum Funds to be signed in the City of Portland, State of Maine on the 31st day of March, 1997


                                          CORE TRUST (DELAWARE)


                                          By:  /s/ John Y. Keffer
                                              -----------------------------
                                               John Y. Keffer, President

This amendment to the Registration Statement of Core Trust (Delaware) has been signed below by the following persons in the capacities indicated on the 24th day of July, 1996.

              Signatures                                    Title
              ----------                                    -----

(a)    Principal Executive Officer

       /s/ John Y. Keffer                                   Chairman
       ---------------------------------                    and President
           John Y. Keffer

(b)    Principal Financial and Accounting Officer


       /s/ Richard C. Butt                                  Treasurer
       ---------------------------------
           Richard C. Butt


(c)    A majority of the Trustees

       /s/ John Y. Keffer                                   Trustee
       ---------------------------------
           John Y. Keffer

           Costas Azariadis*                                Trustee
           J. Michael Parish*                               Trustee
           James C. Cheng*                                  Trustee

           By: /s/ John Y. Keffer
               -------------------------
               John Y. Keffer
               Attorney in Fact*


                                       83